                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number  811-08542

                          The Saratoga Advantage Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

1101 Stewart Avenue, Suite 207, Garden City, NY            11530
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     (Address of principal executive offices)            (Zip code)

Stephen C. Schuyler, Gemini Fund Services, LLC 150 Motor Parkway, Suite 205, Hauppauge, NY 11788
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                     (Name and address of agent for service)

Registrant's telephone number, including area code: 516-542-3000

Date of fiscal year end: 4/30

Date of reporting period: 4/30/03

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

                          THE SARATOGA ADVANTAGE TRUST
                                  ANNUAL REPORT
                              AS OF APRIL 30, 2003

                            CLASS A, B, AND C SHARES

                                TABLE OF CONTENTS

Chairman's Letter                                                      Page 1

Investment Review                                                      Page 3

Schedules of Investments                                               Page 18

Statements of Assets and Liabilities                                   Page 29

Statements of Operations                                               Page 30

Statements of Changes in Net Assets                                    Page 31

Notes to Financial Statements                                          Page 33

Financial Highlights                                                   Page 41

Independent Auditor's Report                                           Page 50

Management and Trustees' Information                                   Page 51

Results of Shareholder Vote                                            Page 54

         THIS REPORT IS AUTHORIZED FOR DISTRIBUTION ONLY TO SHAREHOLDERS
            AND TO OTHERS WHO HAVE RECEIVED A COPY OF THE PROSPECTUS.

                              TRUSTEES AND OFFICERS

Bruce E. Ventimiglia                         Trustee, Chairman, President & CEO

Patrick H. McCollough                        Trustee

Udo W. Koopmann                              Trustee

Floyd E. Seal                                Trustee

Richard E. Stierwalt                         Trustee

Stephen H. Hamrick                           Trustee

Leigh A. Wilson                              Trustee

William B. Blundin                           Trustee

Stephen Ventimiglia                          Vice President & Secretary

William P. Marra                             Treasurer & Chief Financial Officer

Michael J. Wagner                            Assistant Secretary

Andrew B. Rogers                             Assistant Treasurer


INVESTMENT MANAGER                           DISTRIBUTOR

Orbitex-Saratoga Capital Management, LLC     Orbitex Funds Distributor, Inc.
1101 Stewart Avenue, Suite 207               Metro Center
Garden City, NY 11530-4808                   One Station Place
                                             Stamford, CT 06902

TRANSFER AND SHAREHOLDER SERVICING AGENT     CUSTODIAN

Gemini Fund Services, LLC                    The Bank of New York
4020 South 147st Street, Suite 2             100 Church Street, 10th Floor
Omaha, NE 68137                              New York, NY 10286

                          THE SARATOGA ADVANTAGE TRUST

                          Annual Report to Shareholders

May 29, 2003

Dear Shareholder:

We are pleased to provide you with this annual report on the investment strategies and performance of the portfolios in the Saratoga Advantage Trust (the "Trust"). This report covers the twelve months from May 1, 2002 through April 30, 2003.

                            AUTOMATED ACCOUNT UPDATES

I am pleased to inform you that you can now get AUTOMATED UPDATES on your investments in the Saratoga Advantage Trust 24 HOURS A DAY, EVERYDAY, by calling toll-free 1-888-672-4839. For additional information about the Trust, please call your financial advisor, visit our website at www.saratogacap.com or call 1-800-807-FUND.

                     THE UNITED STATES' ECONOMY AND MARKETS

While thus far the economic recovery in the United States has been mild, so was the recession. It appears that the U.S. economy is on a path of expansion that could strengthen as the war in Iraq concludes. The Gross Domestic Product ("GDP") grew at an annualized rate of 1.4% during the fourth quarter of 2002, and it advanced at a moderate rate of 2.4% for all of 2002. Retail Sales grew by approximately 3.3% during 2002, while Housing Starts during 2002 were approximately 1.7 million units which is its fastest growth rate over the last 16 years. In addition, for the last eight months ended February 2003, Industrial Production has grown every month versus its comparable prior year monthly period. Lastly, the Federal Reserve has not reduced the Federal Funds rate since November of 2002, stating at its March 18, 2003 meeting that, "the accommodative stance of monetary policy, coupled with ongoing growth in productivity, will provide support to economic activity sufficient to engender an improving economic climate over time."

Despite the economic recovery, lower interest rates and improving corporate profits, in 2002 U.S. stock markets recorded a third consecutive down year for the first time since the 1939-1941 period. On the other hand, bonds generally posted positive returns in 2002, their third consecutive year of positive returns. Indeed, for the period ending February 28, 2003 bonds produced their best three-year performance in the past sixty years. While past performance is not a guarantee of future results, this contrast between stock and bond returns reinforces the need for investors to utilize sound asset allocation strategies.

            ASSET ALLOCATION - THE INVESTMENT "COMPASS" THAT PROVIDES INVESTORS WITH AN OPPORTUNITY TO REMOVE INVESTMENT EXTREMES

Asset allocation is an investor's investment balance between stocks, bonds, money market funds and other assets. A key goal of asset allocation is to establish a "comfortable" blend of investments that helps keep investors invested long-term to try to achieve their investment goals, such as: college education funding or supporting a dignified retirement. To help investors establish a comfortable blend of investments, many asset allocation programs will assist them in evaluating their risk tolerances, income needs and investment time horizons.

A well-designed asset allocation strategy often times results in investors investing in a blend of asset classes (for example, a combination of stock, bond and money market mutual funds). By investing in a blend of various asset classes instead of investing at the extremes in only one asset class (such as only investing in money market funds - a relatively conservative investment approach, or only investing in stock funds - a relatively aggressive investment posture), investors should expect to get blended rates of return and risk over the long haul. Conversely, investors investing at the extremes should expect to get extreme rates of return and risk over the long run (that is, low rates of return accompanied by low risk, or high rates of return along with high risk).

Using asset allocation as an investment "compass" can help investors find a comfortable blend of investments that matches their risk tolerances. A WELL-ESTABLISHED ASSET ALLOCATION STRATEGY CAN HELP INVESTORS TO STAY DISCIPLINED AND PATIENT THROUGH FULL MARKET CYCLES (I.E., THROUGH BOTH MARKET DECLINES AND ADVANCES). To achieve long-term investment goals, it is important that investors establish the proper asset allocation strategies for themselves so that they stay invested over the long haul - they don't quit on their investment plans.

The Saratoga Advantage Trust has been designed to help investors effectively implement their asset allocation strategies. To try to achieve good long-term investment results, don't let short-term stock and bond market fluctuations change your investment strategy. Your financial advisor can help you establish a sensible asset allocation strategy to help you pursue your long-term investment goals.

Following you will find specific information on the investment strategy and performance of the Trust's portfolios. Please speak with your financial advisor if you have any questions about your investment in the Trust or your allocation of assets among the Trust's portfolios.

FINALLY, WE GIVE PRAISE TO THE MEN AND WOMEN OF OUR MILITARY AND THE OTHER MEMBERS OF THE COALITION FORCES FOR THEIR BRAVERY. We remain dedicated to serving your investment needs. Thank you for investing with us.

Best wishes,


/s/ Bruce E. Ventimiglia

Bruce E. Ventimiglia
Chairman, President and
Chief Executive Officer

                          MID CAPITALIZATION PORTFOLIO
                                   Advised by:
                     Caterpillar Investment Management Ltd.
                                Peoria, Illinois

OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION.

                                                           MORNINGSTAR
                                          MID                 MID
      TOTAL AGGREGATE               CAPITALIZATION       CAPITALIZATION           RUSSELL
   RETURN FOR THE PERIOD               PORTFOLIO              BLEND              MIDCAP(R)
   ENDED APRIL 30, 2003                (CLASS A)           AVERAGE(1)             INDEX(2)
-----------------------------       --------------       --------------       ------------------
Inception: 6/28/02 - 4/30/03*           -13.7%               -7.4%                  -6.9%

Six Months: 11/1/02 - 4/30/03             6.9%                6.2%                   7.6%

                                                          MORNINGSTAR
                                          MID                 MID
      TOTAL AGGREGATE               CAPITALIZATION       CAPITALIZATION
   RETURN FOR THE PERIOD               PORTFOLIO             BLEND                 RUSSELL
   ENDED APRIL 30, 2003                (CLASS B)           AVERAGE(1)         MIDCAP(R) INDEX(2)
-----------------------------       --------------       --------------       ------------------
Inception: 6/28/02 - 4/30/03*           -14.2%               -7.4%                  -6.9%

Six Months: 11/1/02 - 4/30/03             6.6%                6.2%                   7.6%

                                                           MORNINGSTAR
                                          MID                  MID
      TOTAL AGGREGATE               CAPITALIZATION       CAPITALIZATION
   RETURN FOR THE PERIOD              PORTFOLIO               BLEND                RUSSELL
   ENDED APRIL 30, 2003                (CLASS C)            AVERAGE(1)        MIDCAP(R) INDEX(2)
-----------------------------       --------------       --------------       ------------------
Inception: 6/28/02 - 4/30/03*           -14.3%               -7.4%                  -6.9%

Six Months: 11/1/02 - 4/30/03             6.5%                6.2%                   7.6%

* Annualized performance for periods greater than one year

                          PORTFOLIO ADVISOR COMMENTARY

During the ten months since the Portfolio's inception on June 28, 2002, investors have experienced a long, drawn-out build-up to the war in Iraq, followed by a relatively short war. Stocks have staged three rallies off their bottoms. The first two rallies faltered under the weight of a slow economy and war anxieties. It remains to be seen whether the third time is a charm. We believe that the elements are in place for sustained modest economic growth. Energy prices have fallen from their highs in early March and are likely to fall further as Iraq's oil production returns to normal. Monetary policy remains very accommodative. The Federal Reserve Board continues to be very aggressive in cutting rates. Fiscal policy is very stimulative. The federal government is likely to provide additional stimulus shortly. The American consumer has not faltered in his/her Herculean task to move this economy forward, aided by tax cuts, cash-out mortgage refinancing, zero-percent incentives, low inflation and rising incomes. Personal spending grew at a 1.4% rate in the first quarter of 2003, a respectable figure given the war and brutal February snowstorms. After falling to a low not seen in ten years in March, consumer confidence snapped back in April. Low mortgage rates have enabled consumers to lock in their debt payments at very advantageous rates.

There remains plenty of fodder for the doomsters, including SARS, terrorism, North Korea and a ballooning federal deficit. In general, however, the market has moved from a war-induced depressed state of mind to a healthier show-me state of mind. We believe that further gains in the equity markets will depend on earnings improvements. The days of ever-expanding price-to-earnings ratios appear to be long gone. The goal of the Saratoga Advantage Trust Mid Capitalization Portfolio is to invest in solid companies with growing earnings, sound business policies and ethical management. We believe our holdings will be rewarded with higher stock prices if they deliver expected results.

                          MID CAPITALIZATION PORTFOLIO
                                   Advised by:
                     Caterpillar Investment Management Ltd.
                                Peoria, Illinois

                            SARATOGA ADVANTAGE TRUST
                           MID CAPITALIZATION CLASS A
                                 VERSUS INDICES
                                Value of $10,000

[CHART]


              Mid Capitalization A
                    $8,630               Morningstar Mid Cap Blend $
              --------------------       ---------------------------
6/28/2002           $10,000                       $10,000
6/30/2002           $10,000                        $9,850
4/30/2003            $8,630                        $8,100


1. The Morningstar Mid Capitalization Blend Average, as of April 30, 2003, consisted of 295 mutual funds comprised of mid market capitalization stocks. Investors may not invest in the Average directly.

2. The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $3.6 billion; the median market capitalization was approximately $2.8 billion. The Index had a total market capitalization range of approximately $10.8 billion to $1.3 billion. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses.

     Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

                        HEALTH & BIOTECHNOLOGY PORTFOLIO
                                   Advised by:
                   UBS Global Asset Management (Americas) Inc.
                                Chicago, Illinois

OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM CAPITAL GROWTH.

                                       HEALTH &
      TOTAL AGGREGATE               BIOTECHNOLOGY      MSCI WORLD
   RETURN FOR THE PERIOD              PORTFOLIO        HEALTHCARE      S & P 500(TM)
   ENDED APRIL 30, 2003               (CLASS A)         INDEX(1)          INDEX(2)
-----------------------------       -------------      ----------      -------------
Inception: 7/15/99 - 4/30/03*            4.6%             -3.9%             -9.5%

 One Year: 5/1/02 - 4/30/03            -22.6%            -11.8%            -13.3%

Six Months: 11/1/02 - 4/30/03            2.1%              2.3%              4.5%

                                       HEALTH &
      TOTAL AGGREGATE               BIOTECHNOLOGY      MSCI WORLD
   RETURN FOR THE PERIOD              PORTFOLIO        HEALTHCARE      S & P 500(TM)
   ENDED APRIL 30, 2003               (CLASS B)         INDEX(1)          INDEX(2)
-----------------------------       -------------      ----------      -------------
Inception: 7/15/99 - 4/30/03*            3.9%             -3.9%             -9.5%

 One Year: 5/1/02 - 4/30/03            -23.0%            -11.8%            -13.3%

Six Months: 11/1/02 - 4/30/03            1.7%              2.3%              4.5%

                                       HEALTH &
      TOTAL AGGREGATE               BIOTECHNOLOGY      MSCI WORLD
   RETURN FOR THE PERIOD              PORTFOLIO        HEALTHCARE      S & P 500(TM)
   ENDED APRIL 30, 2003               (CLASS C)         INDEX(1)          INDEX(2)
-----------------------------       -------------      ----------      -------------
Inception: 1/18/00 - 4/30/03*          -10.0%             -4.0%            -11.9%

 One Year: 5/1/02 - 4/30/03            -23.0%            -11.8%            -13.3%

Six Months: 11/1/02 - 4/30/03            1.8%              2.3%              4.5%

* Annualized performance for periods greater than one year

                          PORTFOLIO ADVISOR COMMENTARY

Early 2003 proved the defensive character of the healthcare sector, which, in highly volatile markets, outperformed all other sectors in the first quarter of the year. The year 2002 was defined by profit warnings, patent expiries and an FDA cautious to approve new drugs, affecting industry growth. These and other issues, such as reimbursement, patent litigation and Medicare reforms continued into 2003. Some of these issues should dissipate in the near future. Patent expiries should decline considerably, thus triggering less generic competition going forward. Some companies, it should be noted, have been less affected by these issues than others. The recent partial victory for AstraZeneca in a U.S. patent court case over its top-selling Prilosec ulcer pill, for example, shows that patent cases do not always go in favor of makers of copycat products. Another positive development for the sector was the FDA's recent announcement that it was preparing the introduction of a number of innovations to speed up the drug development and review process.

The fundamentals of the healthcare sector remain convincing to us due to demographic trends and demand. Furthermore, product launches scheduled for 2003 are up from the previous year's levels. Sector revenues are continuing to grow in excess of general economic growth in our view. This should be driven by drug expenditures representing an increasing component of healthcare spending and also by demographic changes. The biotech sector continues to mature as more companies generate sales, build commercial infrastructures and reach profitability. With a myriad of products in clinical trial development, a number of research breakthroughs are expected in the foreseeable future, above all in cancer and AIDS research.

The Portfolio continues to favor companies with strong drug development programs relative to their size -- we believe that there is more value in having a strong pipeline than a large sales force. Our focus stays on companies with strong and established franchises. In the current environment, we believe that the healthcare sector should outperform the general market because of its greater predictability of earnings. Valuations currently are at attractively low levels, substantially down from their high levels in 1998. At a time when other sectors are using cash to repair overstretched balance sheets and are grappling with faltering demand, the drug sector appears attractive.

                        HEALTH & BIOTECHNOLOGY PORTFOLIO
                                   Advised by:
                   UBS Global Asset Management (Americas) Inc.
                                Chicago, Illinois

                            SARATOGA ADVANTAGE TRUST
                         HEALTH & BIOTECHNOLOGY CLASS A
                                 VERSUS INDICES
                                Value of $10,000

[CHART]


               Health & Biotechnology          MSCI World          S&P 500(TM)
                  Class A $11,845       Healthcare Index $8,588   Index $6,856
               ----------------------   -----------------------   ------------
7/15/1999             $10,000                  $10,000               $10,000
7/31/1999              $9,590                   $9,520                $9,429
4/30/2000             $17,310                   $9,923               $10,401
4/30/2001             $16,933                  $10,394                $9,052
4/30/2002             $15,295                   $9,737                $7,909
4/30/2003             $11,845                   $8,588                $6,856


1. The MSCI World Healthcare Index is a free float-adjusted market capitalization index that is designed to measure global developed healthcare equity performance. As of April 2003 the MSCI World Healthcare Index consisted of the following 23 developed market country indices:
     Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses. For Class C shares, the total return shown for this Index is from 1/19/00 - 4/30/03.

2. The S&P 500(TM) Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses. For Class C shares, the total return shown for this Index is from 1/19/00 - 4/30/03.

     Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

                      TECHNOLOGY & COMMUNICATIONS PORTFOLIO
                                   Advised by:
                            Columbus Circle Investors
                              Stamford, Connecticut

OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL.

                                     TECHNOLOGY &
      TOTAL AGGREGATE               COMMUNICATIONS     LIPPER SCIENCE
   RETURN FOR THE PERIOD               PORTFOLIO        &TECHNOLOGY       S&P 500(TM)
   ENDED APRIL 30, 2003                (CLASS A)       FUNDS INDEX(1)       INDEX(2)
------------------------------      --------------     --------------     -----------
Inception: 10/22/97 - 4/30/03*           -9.0%              -4.4%             0.4%

 Five Years: 5/1/98 - 4/30/03           -14.6%              -5.2%            -2.4%

 One Year: 5/1/02 - 4/30/03             -28.7%             -21.9%           -13.3%

Six Months: 11/1/02 - 4/30/03             3.3%               9.8%             4.5%

                                     TECHNOLOGY &
      TOTAL AGGREGATE               COMMUNICATIONS     LIPPER SCIENCE
   RETURN FOR THE PERIOD               PORTFOLIO        &TECHNOLOGY       S&P 500(TM)
   ENDED APRIL 30, 2003                (CLASS B)       FUNDS INDEX(1)       INDEX(2)
------------------------------      --------------     --------------     -----------
Inception: 9/16/98 - 4/30/03*           -14.9%              -3.4%            -1.5%

 One Year: 5/1/02 - 4/30/03             -29.1%             -21.9%           -13.3%

Six Months: 11/1/02 - 4/30/03             3.2%               9.8%             4.5%

                                     TECHNOLOGY &
      TOTAL AGGREGATE               COMMUNICATIONS     LIPPER SCIENCE
   RETURN FOR THE PERIOD               PORTFOLIO        &TECHNOLOGY       S&P 500(TM)
   ENDED APRIL 30, 2003                (CLASS C)       FUNDS INDEX(1)       INDEX(2)
------------------------------      --------------     --------------     -----------
Inception: 1/14/00 - 4/30/03*           -43.9%             -31.6%           -12.0%

 One Year: 5/1/02 - 4/30/03             -29.2%             -21.9%           -13.3%

Six Months: 11/1/02 - 4/30/03             3.2%               9.8%             4.5%

* Annualized performance for periods greater than one year

                          PORTFOLIO ADVISOR COMMENTARY

Technology stocks and their respective fundamentals took a back seat in the first quarter of 2003 as stocks seem to have been driven more by developments on the war front and breaking news headlines, rather than by specific company events. We entered the first quarter benefiting from the after effects of a strong fourth quarter, but as the quarter progressed, weakness in Information Technology (IT) spending began to emerge with industry leaders noting material softness in February as increased geopolitical risks and a lackluster economy made IT managers wary of spending their budgets. The market reluctantly began to brace itself for weak results from technology related securities. More recent optimism for a stronger-than-expected quarter close in a few sectors of technology, including various semiconductor and storage names, has been met with great enthusiasm. While it is unclear as to what had a bigger impact on first quarter performance (war or a weak economy), we remain keenly focused on our holdings' fundamentals and monitoring their success within our investment discipline. As investors become comfortable with a successful resolution to the war in Iraq, we believe they will once again focus on the fundamentals and your Portfolio should be positioned to shine.

As we look ahead, 2003 appears to be setting up to be a "normal" year. While pent-up demand created by the war may spill into the second and third quarter of this year, we expect normal seasonal weakness during the summer months followed by a strong fourth quarter. Most sectors have worked off excess inventory, although it appears as though a supply glut in telecommunications services will weigh on that group and the respective telecommunications equipment providers that supply it into 2004.

We continue to identify and invest in the companies that we believe have the best fundamentals, are in leadership positions, possess strong balance sheets, and have great potential for positive operating leverage. We believe that our bottom-up fundamental momentum and surprise discipline remains an exceptional way to participate in innovative companies, especially as geopolitical pressures ease and the economy reaccelerates, reinvigorating corporate purse strings and IT spending.

                      TECHNOLOGY & COMMUNICATIONS PORTFOLIO
                                   Advised by:
                            Columbus Circle Investors
                              Stamford, Connecticut

                            SARATOGA ADVANTAGE TRUST
                       TECHNOLOGY & COMMUNICATIONS CLASS A
                                 VERSUS INDICES
                                Value of $10,000

             Technology & Communications    Lipper Science & Technology      S&P 500(TM)
                  Class A $5,941                 Funds Index $7,820         Index $10,234
             ---------------------------    ---------------------------     -------------
10/22/1997           $10,000                          $10,000                  $10,000
10/31/1997            $9,200                           $9,048                   $9,448
4/30/1998            $13,080                          $10,238                  $11,573
4/30/1999            $20,592                          $14,180                  $14,098
4/30/2000            $42,532                          $28,910                  $15,526
4/30/2001            $17,900                          $15,568                  $13,512
4/30/2002             $8,326                          $10,009                  $11,806
4/30/2003             $5,941                           $7,820                  $10,234


1. The Lipper Science and Technology Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Investors may not invest in the Index; unlike the Portfolio's returns, the Index does not reflect any fees or expenses.

2. The S&P 500(TM) Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses.

     Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

                          FINANCIAL SERVICES PORTFOLIO
                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California

OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL.

                                    FINANCIAL
        TOTAL AGGREGATE             SERVICES        LIPPER FINANCIAL
     RETURN FOR THE PERIOD          PORTFOLIO       SERVICES SECTOR      S & P 500(TM)
     ENDED APRIL 30, 2003           (CLASS A)           INDEX(1)            INDEX(2)
------------------------------      ---------       ----------------     -------------
 Inception: 8/1/00 - 4/30/03*           0.1%               0.7%              -13.7%

  One Year: 5/1/02 - 4/30/03          -12.5%             -11.7%              -13.3%

Six Months: 11/1/02 - 4/30/03           4.5%               3.3%                4.5%

                                    FINANCIAL
        TOTAL AGGREGATE             SERVICES        LIPPER FINANCIAL
     RETURN FOR THE PERIOD          PORTFOLIO       SERVICES SECTOR      S & P 500(TM)
     ENDED APRIL 30, 2003           (CLASS B)          INDEX(1)             INDEX(2)
------------------------------      ---------       ----------------     -------------
 Inception: 8/1/00 - 4/30/03*          -0.5%               0.7%              -13.7%

  One Year: 5/1/02 - 4/30/03          -13.1%             -11.7%              -13.3%

Six Months: 11/1/02 - 4/30/03           4.1%               3.3%                4.5%

                                    FINANCIAL
        TOTAL AGGREGATE             SERVICES        LIPPER FINANCIAL
     RETURN FOR THE PERIOD          PORTFOLIO       SERVICES SECTOR      S & P 500(TM)
     ENDED APRIL 30, 2003           (CLASS C)           INDEX(1)            INDEX(2)
------------------------------      ---------       ----------------     -------------
 Inception: 8/1/00 - 4/30/03*          -0.5%               0.7%              -13.7%

  One Year: 5/1/02 - 4/30/03          -13.0%             -11.7%              -13.3%

Six Months: 11/1/02 - 4/30/03           4.1%               3.3%                4.5%

* Annualized performance for periods greater than one year

                               PORTFOLIO ADVISOR COMMENTARY

A slower than normal economic recovery after the 2001 recession, fear of another recession due to poor capital spending and finally the threat of war with Iraq helped push stock prices down considerably from April, 2002 to March, 2003. March marked three years since the beginning of the worst bear (declining) market in over fifty years due to a series of well documented adverse events. Earnings fell more than any other period over the last sixty years. Many Wall Street analysts were exposed as mere shills for investment bankers. Many heretofore-respected management teams were caught with their hands in shareholder pockets. Too many misleading and sometimes fraudulent financial statements sullied the accountants' role as shareholder representative. Terrorists killed thousands in New York, Washington and Pennsylvania. It's been a painful period, that drove many investors out of the market except those with the thickest skin or the longest time horizons.

It is difficult to make money in stocks when earnings fall. The same is true when political and economic conditions deteriorate as this increases the chances that earnings will slow or fall. These statements seem all the more obvious given what we experienced over the last three years. It is also easier to make money in stocks when earnings rise and political and economic conditions are improving. This is particularly true when valuations and interest rates are low. We believe fundamentals and therefore the markets have bottomed.

Earnings have been rising for 3-4 quarters, economic conditions have been improving, interest rates remain at forty-year lows and yet stock prices continued to fall through mid-March. Since then, the war with Iraq began and ended and many stocks responded by rising from their lows. One of the virtues of the American system is our ability to quickly solve problems, therefore, the underlying negatives over the last three years are in the process of being addressed. Perhaps the clearest evidence of success is that the number of terrorist events worldwide in 2002 was the lowest since 1969! Within this backdrop, we have positioned the Portfolio to capitalize on a number of potential financial services themes listed below:

     1. Rising interest rates and stock market (brokerage stocks sell for 6-10 year valuation lows).
     2. Mergers &Acquisitions recovery (2002 deal value to market value was the lowest since 1980).
     3. Demographics (peak savers in the 45-64 year old group are expected to rise from 21% to 27% of the population by 2012).
     4. Rising home ownership (68% of Americans currently own their homes).
     5. Increased use of credit and debit cards (60% of retail transactions are still paid for by check).
     6. Rising insurance prices (prices have been rising for only 3 years, up after 12 consecutive declines).

When capitalizing on themes, we take great care to invest in companies that we believe are leaders in their fields, evidenced by the strong companies in the Portfolio. Portfolio adjustments made since we took over management of the Portfolio in January include additions to holdings in brokerage, credit card, trust bank and insurance brokerage sectors; and reductions in insurance underwriting, processing and interest rate sensitive sectors. The Portfolio is now more heavily concentrated in industries that should benefit from an improving economy, including capital market sensitive segments such as asset management, securities processing and brokerage.

                          FINANCIAL SERVICES PORTFOLIO
                                   Advised by:
                     Harris Bretall Sullivan & Smith, L.L.C.
                            San Francisco, California

                            SARATOGA ADVANTAGE TRUST
                           FINANCIAL SERVICES CLASS A
                                 VERSUS INDICES
                                Value of $10,000

[CHART]


                Financial Services   Lipper Financial Services   S&P 500(TM)
                 Class A  $10,017      Sector Index $10,203      Index $6,672
                ------------------   -------------------------   ------------
8/1/2000             $10,000                 $10,000               $10,000
8/31/2000            $10,540                 $10,914               $10,621
4/30/2001            $10,971                 $11,234                $8,809
4/30/2002            $11,454                 $11,549                $7,696
4/30/2003            $10,017                 $10,203                $6,672


1. The Lipper Financial Services Sector Index, is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is compiled by Lipper, Inc. Investors may not invest in the Index directly, unlike the Portfolio's returns, the Index does not reflect any fees or expenses.

2. The S&P 500(TM) Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses.

     Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

                       ENERGY & BASIC MATERIALS PORTFOLIO
                                   Advised by:
                     Caterpillar Investment Management Ltd.
                                Peoria, Illinois

OBJECTIVE: THE PORTFOLIO SEEKS LONG-TERM GROWTH OF CAPITAL.

                                    ENERGY & BASIC     LIPPER NATURAL
        TOTAL AGGREGATE                MATERIALS          RESOURCES
     RETURN FOR THE PERIOD             PORTFOLIO            FUNDS         S&P 500(TM)
     ENDED APRIL 30, 2003              (CLASS A)          INDEX(1)          INDEX(2)
------------------------------      --------------     --------------     -----------
Inception: 10/23/97 - 4/30/03*            1.4%              -0.4%             0.8%

 Five Years: 5/1/98 - 4/30/03            -0.5%               0.0%            -2.4%

  One Year: 5/1/02 - 4/30/03            -24.1%             -16.5%           -13.3%

Six Months: 11/1/02 - 4/30/03            -2.3%               4.1%             4.5%

                                    ENERGY & BASIC     LIPPER NATURAL
        TOTAL AGGREGATE                MATERIALS          RESOURCES
     RETURN FOR THE PERIOD             PORTFOLIO            FUNDS         S&P 500(TM)
     ENDED APRIL 30, 2003              (CLASS B)          INDEX(1)          INDEX(2)
------------------------------      --------------     --------------     -----------
Inception: 9/21/98 - 4/30/03*             5.8%               5.4%            -1.9%

  One Year: 5/1/02 - 4/30/03            -24.5%             -16.5%           -13.3%

Six Months: 11/1/02 - 4/30/03            -2.6%               4.1%             4.5%

                                    ENERGY & BASIC     LIPPER NATURAL
        TOTAL AGGREGATE                MATERIALS          RESOURCES
     RETURN FOR THE PERIOD             PORTFOLIO            FUNDS         S&P 500(TM)
     ENDED APRIL 30, 2003              (CLASS C)          INDEX(1)           INDEX(2)
------------------------------      --------------     --------------     -----------
 Inception: 1/7/03 - 4/30/03*            -3.4%               0.7%            -0.6%

* Annualized performance for periods greater than one year

PORTFOLIO ADVISOR COMMENTARY

At the beginning of 2003, we believed the price of oil included a per-barrel premium of $5 to $6 that was due to diminish with or without a war in Iraq. The potential for war, demand issues, inventory levels and the Venezuela oil strike led to a very sharp spike in oil prices to a record 12-year high of nearly $40 a barrel. But as the war unfolded and damage to the oil fields was limited, oil sharply fell back to $25 a barrel. At the same time, gold declined by 16% to $325 an ounce.

Natural gas prices also spiked and declined, first reaching nearly $9.50/mcf, then declining to less than $5.00/mcf by the end of March. We believe rising demand for a clean-burning fuel source and low inventories will likely keep upward pressure on natural gas prices for both the intermediate term and long term. We believe the market value of exploration and production companies may rise as the expectation for higher natural gas prices is converted into higher future cash flows and earnings.

At the end of April, two-thirds of the Portfolio was invested in energy stocks, and one-third was invested in other natural resource stocks. The best-performing companies in the Portfolio during the first four months of 2003 had large natural gas reserves like Apache Corp. and Burlington Resources. We continue to maintain an above-average exposure to exploration and production companies based on our belief that natural gas prices will continue to be fairly strong for the intermediate term. Refiners such as Valero also generated positive returns as refinery margins increased during the quarter. We believe drilling activity may pick up in the second half of the year due to higher natural gas prices. A number of the land-based drilling services companies started performing very well during the quarter in anticipation of a pick up in drilling activity.

We believe that we are at the beginning of a new cycle in which a number of non-petroleum based chemical companies and paper companies will begin to outperform energy companies. In our opinion, the stocks in the Portfolio should provide some stability and growth as the economy begins to recover.

                       ENERGY & BASIC MATERIALS PORTFOLIO
                                   Advised by:
                     Caterpillar Investment Management Ltd.
                                Peoria, Illinois

[CHART]

                Energy & Basic Materials   Lipper Natural Resources    S&P 500(TM)
                    Class A  $10,786          Funds Index $9,790      Index $10,426
                ------------------------   ------------------------   -------------
10/23/1997              $10,000                    $10,000               $10,000
10/31/1997              $10,133                     $9,626                $9,625
4/30/1998               $11,074                     $9,772               $11,790
4/30/1999               $10,315                     $9,005               $14,362
4/30/2000               $12,872                    $10,424               $15,817
4/30/2001               $15,297                    $12,743               $13,766
4/30/2002               $14,204                    $11,721               $12,027
4/30/2003               $10,786                     $9,790               $10,426


                            SARATOGA ADVANTAGE TRUST
                        ENERGY & BASIC MATERIALS CLASS A
                                 VERSUS INDICES
                                Value of $10,000

1. The Lipper Natural Resources Funds Index is an equal-weighted performance index, adjusted for capital gain distributions and income dividends, of the largest qualifying funds with this investment objective, and is complied by Lipper, Inc. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses. For Class B shares, the total return shown for this Index is from 9/23/98 - 4/30/03. For Class C shares, the total return for this Index is from 1/10/03 - 4/30/03.

2. The S&P 500(TM) Index is an unmanaged index. Index returns assume reinvestment of dividends. Investors may not invest in the Index directly; unlike the Portfolio's returns, the Index does not reflect any fees or expenses. For Class B shares, the total return shown for this Index is from 9/23/98 - 4/30/03. For Class C shares, the total return shown for this Index is from 1/10/03 - 4/30/03.

     Past performance is not predictive of future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemptions of the fund shares.

APRIL 30, 2003
SCHEDULES OF INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO

  SHARES                                                                             VALUE
----------                                                                      ---------------
                 COMMON STOCKS (90.93%):
                 BIOTECHNOLOGY (8.58%):
    51,623       Amgen, Inc. *                                                  $     3,165,006
    63,491       Biomarin Pharmaceutical - Warrants * ++                                101,586
    77,553       Celltech Group PLC - ADR *                                             316,690
    33,000       Cephalon, Inc. *                                                     1,347,720
    77,128       CSL Ltd.                                                               754,590
    43,700       Genzyme Corp. *                                                      1,760,236
                                                                                ---------------
                                                                                      7,445,828
                                                                                ---------------

                 DIVERSIFIED FINANCIALS (2.62%):
    24,800       SPDR Trust Series 1 +                                                2,279,368
                                                                                ---------------

                 HEALTHCARE EQUIPMENT & SUPPLIES (10.26%):
    69,007       Amersham PLC - ADR                                                     496,031
    36,300       Anthem, Inc. *                                                       2,491,632
    50,800       Baxter International, Inc.                                           1,168,400
    28,362       Medtronic, Inc.                                                      1,354,002
    36,800       UnitedHealth Group, Inc.                                             3,390,384
                                                                                ---------------
                                                                                      8,900,449
                                                                                ---------------

                 PHARMACEUTICALS (69.47%):
    34,100       Abbott Laboratories                                                  1,385,483
    30,700       Allergan, Inc.                                                       2,156,675
    25,469       Altana AG *                                                          1,256,314
    76,957       AstraZeneca PLC - ADR                                                3,019,564
    69,947       Aventis - ADR                                                        3,552,550
   155,200       Bristol - Myers Squibb Co.                                           3,963,808
    22,500       Eli Lilly & Co.                                                      1,435,950
   216,907       GlaxoSmithkline PLC - ADR                                            4,347,262
   147,900       Johnson & Johnson                                                    8,335,644
    60,400       Merck & Co., Inc.                                                    3,514,072
    86,340       Novartis AG                                                          3,405,729
   308,470       Pfizer, Inc.                                                         9,485,453
    37,596       Roche Holding AG                                                     2,392,195
    37,908       Sanofi - Synthelabo SA - ADR *                                       2,261,220
    83,000       Shionogi & Co., Ltd.                                                   985,477
   112,300       SICOR Inc. *                                                         2,013,539
    54,400       Takeda Chemical Industries, Ltd.                                     1,993,359
   110,000       Wyeth                                                                4,788,300
                                                                                ---------------
                                                                                     60,292,594
                                                                                ---------------

                 TOTAL COMMON STOCKS (Cost $74,493,888)                              78,918,239
                                                                                ---------------

See accompanying notes to financial statements.

  SHARES                                                                             VALUE
----------                                                                      ---------------
                 PREFERRED STOCKS (7.07%):
                 BIOTECHNOLOGY (7.07%):
   318,182       Aderis Pharmaceuticals Series D * ++                           $     3,500,002
   401,335       Mitokor Series F Preferred Stock * ++                                2,603,661
 3,333,333       Vitagen, Inc. Series C Preferred * ++                                  33,333
                                                                                ---------------
                                                                                      6,136,996
                                                                                ---------------

                 TOTAL PREFERRED STOCKS (Cost $10,510,014)                            6,136,996
                                                                                ---------------

                 TOTAL INVESTMENTS (Cost $85,003,902)                   98.00%  $    85,055,235
                                                                                ---------------

                 Other assets in excess of liabilities                   2.00%        1,737,014
                                                                       ------   ---------------

                 TOTAL NET ASSETS                                      100.00%  $    86,792,249
                                                                       ======   ===============

----------
Percentages indicated are based on net assets of $86,792,249.

*    Non-income producing securities.
+    All or a portion of the security is on loan (See Note 7).
++   Restricted security (See Note 5).

ADR - American Depositary Receipt

See accompanying notes to financial statements.

APRIL 30, 2003
SCHEDULES OF INVESTMENTS
TECHNOLOGY & COMMUNICATIONS PORTFOLIO

 SHARES                                                                              VALUE
----------                                                                      ---------------
                 COMMON STOCKS (95.59%):
                 CONSUMER DISCRETIONARY (5.69%):
    39,000       Amazon.com, Inc. * +                                           $     1,118,130
    80,000       Flextronics International Ltd. *                                       700,000
                                                                                ---------------
                                                                                      1,818,130
                                                                                ---------------

                 HEALTHCARE (5.20%):
     8,000       Amgen, Inc. *                                                          490,480
    15,000       Boston Scientific Corp. *                                              645,750
    11,000       Medtronic, Inc.                                                        525,140
                                                                                ---------------
                                                                                      1,661,370
                                                                                ---------------

                 INDUSTRIAL (2.32%):
    21,000       American Power Conversion Corp. *                                      327,180
    10,500       First Data Corp.                                                       411,915
                                                                                ---------------
                                                                                        739,095
                                                                                ---------------

                 INFORMATION TECHNOLOGY (78.72%):
    24,300       Adobe Systems, Inc.                                                    839,808
    13,000       Affiliated Computer Services, Inc. - Class A                           620,100
    60,000       Applied Materials, Inc. *                                              876,000
    37,000       Broadcom Corp. - Class A *                                             661,930
   103,000       Cisco Systems, Inc. *                                                1,549,120
    14,500       Citrix Systems, Inc. *                                                 274,920
    18,000       Cognizant Technology Solutions Corp. *                                 323,280
    58,500       Dell Computer Corp. *                                                1,691,235
    94,900       EMC Corp. *                                                            862,640
    62,000       Hewlett - Packard Co.                                                1,010,600
    71,500       Intel Corp.                                                          1,315,600
    11,500       International Business Machines Corp.                                  976,350
     7,000       Intuit, Inc. *                                                         271,460
    15,000       Itron, Inc. *                                                          300,300
    47,000       McDATA Corp. - Class B *                                               494,440
    28,000       Mercury Interactive Corp. *                                            950,320
    26,500       Microchip Technology, Inc.                                             550,935
    35,500       Micromuse, Inc. *                                                      232,206
    62,000       Microsoft Corp.                                                      1,585,340
    19,500       NetScreen Technologies, Inc. *                                         395,460
    38,000       Network Appliance, Inc. *                                              504,640
    80,000       Nokia Corp. - ADR                                                    1,325,600
   110,000       Oracle Corp. *                                                       1,306,800
    52,000       PeopleSoft, Inc. *                                                     781,560
    16,000       QUALCOMM, Inc.                                                         510,240
    69,000       Siebel Systems, Inc. *                                                 598,230
    36,000       Texas Instruments, Inc.                                                665,640
    30,000       United Online, Inc. * +                                                670,800
    55,000       VERITAS Software Corp. *                                             1,210,550
    32,000       WebMethods, Inc. *                                                     321,920
    13,000       Xilinx, Inc. *                                                         351,910
    45,000       Yahoo!, Inc. *                                                       1,115,100
                                                                                ---------------
                                                                                     25,145,034
                                                                                ---------------

See accompanying notes to financial statements.

  SHARES                                                                             VALUE
----------                                                                      ---------------
                 TELECOMMUNICATION SERVICES (3.66%):
    60,000       AT&T Wireless Services, Inc. *                                 $       387,600
     8,500       Amdocs Ltd. *                                                          150,110
    25,000       Comverse Technology, Inc. *                                            326,750
    28,000       Symbol Technologies, Inc.                                              306,040
   125,000       U.S. Wireless Data, Inc., warrants, expire 3/17/07 ++                        -
                                                                                ---------------
                                                                                      1,170,500
                                                                                ---------------

                 TOTAL COMMON STOCKS (Cost $28,005,796)                              30,534,129
                                                                                ---------------

                 TOTAL INVESTMENTS (Cost $28,005,796)                   95.59%  $    30,534,129
                                                                                ---------------

                 Other assets in excess of liabilities                   4.41%        1,409,883
                                                                       ------   ---------------

                 TOTAL NET ASSETS                                      100.00%  $    31,944,012
                                                                       ======   ===============

----------
Percentages indicated are based on net assets of $31,944,012.

*    Non-income producing securities.
+    All or a portion of the security is on loan (See Note 7).
++   Restricted security (See Note 5).

ADR - American Depositary Receipt

See accompanying notes to financial statements.

APRIL 30, 2003
SCHEDULES OF INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO

 SHARES                                                                              VALUE
----------                                                                      ---------------
                 COMMON STOCKS (96.98%):
                 AGRICULTURE - FISH & RANCH (5.17%):
     9,400       Bunge Ltd.                                                     $       263,294
                                                                                ---------------
                 CHEMICALS (12.03%):
     3,900       E.I. du Pont de Nemours and Co.                                        165,867
     6,600       Georgia Gulf Corp.                                                     149,160
    15,000       Hercules, Inc. *                                                       152,250
     2,500       Praxair, Inc.                                                          145,200
                                                                                ---------------
                                                                                        612,477
                                                                                ---------------

                 COAL (2.76%):
     5,000       Peabody Energy Corp.                                                   140,500
                                                                                ---------------

                 CONTAINERS & PACKAGING - PAPER & PLASTICS (2.02%):
     5,000       Pactiv Corp. *                                                         102,600
                                                                                ---------------

                 COPPER (3.31%):
     5,400       Phelps Dodge Corp. *                                                   168,426
                                                                                ---------------

                 MACHINERY - OIL WELL EQUIPMENT & SERVICES (11.98%):
     3,000       BJ Services Co. *                                                      109,530
     7,500       Global SantaFe Corp.                                                   158,700
     3,500       Noble Corp. *                                                          108,325
     2,500       Schlumberger Ltd.                                                      104,825
     3,200       Weatherford International Ltd. *                                       128,736
                                                                                ---------------
                                                                                        610,116
                                                                                ---------------

                 OIL - CRUDE PRODUCERS (15.84%):
     4,200       Anadarko Petroleum Corp.                                               186,480
     4,200       Apache Corp.                                                           240,450
     3,000       Burlington Resources, Inc.                                             138,930
     7,000       Newfield Exploration Co. *                                             240,730
                                                                                ---------------
                                                                                        806,590
                                                                                ---------------

                 OIL - INTEGRATED DOMESTIC (15.13%):
     4,000       Murphy Oil Corp.                                                       166,600
     5,000       Occidental Petroleum Corp.                                             149,250
     5,500       Royal Dutch Petroleum Co.                                              224,840
     3,500       Total Fina Elf SA - ADR                                                229,950
                                                                                ---------------
                                                                                        770,640
                                                                                ---------------

                 OIL - INTEGRATED INTERNATIONAL (16.35%):
     6,000       BP PLC - ADR                                                           231,240
     3,700       ChevronTexaco Corp.                                                    232,398
     5,500       Exxon Mobil Corp.                                                      193,600
     1,000       Yukos - ADR +                                                          175,500
                                                                                ---------------
                                                                                        832,738
                                                                                ---------------

                 PAPER (3.44%):
     4,900       International Paper Co.                                                175,175
                                                                                ---------------

See accompanying notes to financial statements.

  SHARES                                                                             VALUE
----------                                                                      ---------------
                 REAL ESTATE INVESTMENT TRUSTS (REITS)(3.34%):
     7,300       Plum Creek Timber Co., Inc.                                    $       169,798
                                                                                ---------------

                 STEEL (2.97%):
     3,700       Nucor Corp.                                                            151,145
                                                                                ---------------

                 TRANSPORTATION (2.64%):
     5,000       Tidewater, Inc.                                                        134,500
                                                                                ---------------

                 TOTAL COMMON STOCKS (Cost $4,968,305)                                4,937,999
                                                                                ---------------

                 TOTAL INVESTMENTS (Cost $4,968,305)                    96.98%  $     4,937,999
                                                                                ---------------

                 Other assets in excess of liabilities                   3.02%          154,014
                                                                       ------   ---------------

                 TOTAL NET ASSETS                                      100.00%  $     5,092,013
                                                                       ------   ---------------

----------
Percentages indicated are based on net assets of $5,092,013.

*    Non-income producing securities.
+    All or a portion of the security is on loan (See Note 7).

ADR - American Depositary Receipt

See accompanying notes to financial statements.

APRIL 30, 2003
SCHEDULES OF INVESTMENTS
FINANCIAL SERVICES PORTFOLIO

 SHARES                                                                              VALUE
----------                                                                      ---------------
                 COMMON STOCKS (95.71%):
                 BANKS (18.24%):
     3,100       Bank of America Corp.                                          $       229,555
     5,100       Bank of New York Co., Inc.                                             134,895
     3,887       Washington Mutual, Inc.                                                153,537
     4,675       Wells Fargo & Co.                                                      225,615
                                                                                ---------------
                                                                                        743,602
                                                                                ---------------

                 CONSUMER CYCLICALS (4.04%):
     2,900       Kohl's Corp. *                                                         164,720
                                                                                ---------------

                 DATA PROCESSING SERVICES (4.45%):
     5,400       Automatic Data Processing, Inc.                                        181,602
                                                                                ---------------

                 DIVERSIFIED FINANCIALS (45.58%):
     6,000       Capital One Financial Corp.                                            251,220
     6,133       Citigroup, Inc.                                                        240,720
     4,000       Eaton Vance Corp.                                                      119,200
     2,600       Fannie Mae                                                             188,214
     2,600       Goldman Sachs Group, Inc.                                              197,340
     5,300       J.P. Morgan Chase & Co.                                                155,555
     2,200       Lehman Brothers Holdings, Inc.                                         138,534
     9,250       MBNA Corp.                                                             174,825
     1,500       Merrill Lynch & Co., Inc.                                               61,575
     4,000       Morgan Stanley                                                         179,000
       800       SLM Corp.                                                               89,600
     3,500       W.P. Stewart & Co., Ltd.                                                62,125
                                                                                ---------------
                                                                                      1,857,908
                                                                                ---------------

                 INSURANCE (21.25%):
     3,000       ACE Ltd.                                                                99,240
     4,200       AFLAC, Inc.                                                            137,382
     3,000       Ambac Financial Group, Inc.                                            175,050
     3,850       American International Group, Inc.                                     223,108
     4,850       Marsh & McLennan Cos., Inc.                                            231,248
                                                                                ---------------
                                                                                        866,028
                                                                                ---------------

                 SEMICONDUCTORS & ELECTRONICS (2.15%):
     6,000       Applied Materials, Inc. *                                               87,600
                                                                                ---------------

                 TOTAL COMMON STOCKS (Cost $3,685,087)                                3,901,460
                                                                                ---------------

                 TOTAL INVESTMENTS (Cost $3,685,087)                    95.71%  $     3,901,460
                                                                                ---------------

                 Other assets in excess of liabilities                   4.29%          175,013
                                                                       ------   ---------------

                 TOTAL NET ASSETS                                      100.00%  $     4,076,473
                                                                       ======   ===============

----------
Percentages indicated are based on net assets of $4,076,473

*   Non-income producing securities.

See accompanying notes to financial statements.

APRIL 30, 2003
SCHEDULES OF INVESTMENTS
MID CAP PORTFOLIO

 SHARES                                                                              VALUE
----------                                                                      ---------------
                 COMMON STOCKS (95.70%):
                 ADVERTISING AGENCIES (2.10%):
     6,000       Omnicom Group, Inc.                                            $       371,400
     7,000       Valassis Communications, Inc. *                                        186,200
                                                                                ---------------
                                                                                        557,600
                                                                                ---------------

                 AGRICULTURE - FISH & RANCH (1.16%):
    11,000       Bunge Ltd.                                                             308,110
                                                                                ---------------

                 AUTO PARTS - ORIGINAL EQUIPMENT (1.48%):
     6,700       BorgWarner, Inc.                                                       393,089
                                                                                ---------------

                 BANKS (6.12%):
     6,400       Comerica, Inc.                                                         278,464
    15,900       Compass Bancshares, Inc.                                               536,148
    19,400       Greater Bay Bancorp +                                                  310,400
    10,100       Zions Bancorporation                                                   497,627
                                                                                ---------------
                                                                                      1,622,639
                                                                                ---------------

                 BIOTECHNOLOGY - RESEARCH & PRODUCTION (0.92%):
     7,500       Invitrogen Corp. *                                                     245,250
                                                                                ---------------

                 BUILDING MATERIALS (1.42%):
    17,800       Masco Corp.                                                            375,046
                                                                                ---------------

                 CHEMICALS (1.03%):
    26,900       Hercules, Inc. *                                                       273,035
                                                                                ---------------

                 COMPUTER SERVICES, SOFTWARE & SYSTEMS (3.34%):
    11,000       Check Point Software Technologies Ltd. *                               173,030
    16,300       Citrix Systems, Inc. *                                                 309,048
    14,000       Reynolds and Reynolds Co. - Class A                                    403,340
                                                                                ---------------
                                                                                        885,418
                                                                                ---------------

                 COMPUTER TECHNOLOGY (2.87%):
    67,300       Sun Microsystems, Inc. *                                               222,090
     8,100       Zebra Technologies Corp. - Class A *                                   540,027
                                                                                ---------------
                                                                                        762,117
                                                                                ---------------

                 CONSUMER ELECTRONICS (0.58%):
    10,000       Activision, Inc. *                                                     153,000
                                                                                ---------------

                 DIVERSIFIED MATERIALS & PRODUCTS (1.18%):
    12,700       Engelhard Corp.                                                        311,785
                                                                                ---------------

                 DRUG & GROCERY STORE CHAINS (3.33%):
    25,000       CVS Corp.                                                              605,250
    16,900       SUPERVALU, Inc.                                                        278,343
                                                                                ---------------
                                                                                        883,593
                                                                                ---------------

                 DRUGS & PHARMACEUTICALS (1.81%):
    29,800       IVAX Corp. *                                                           478,886
                                                                                ---------------

See accompanying notes to financial statements.

 SHARES                                                                              VALUE
----------                                                                      ---------------
                 ELECTRONIC EQUIPMENT & COMPONENTS (1.58%):
    11,300       Cooper Industries, Ltd.                                        $       419,230
                                                                                ---------------

                 ELECTRONICS - SEMICONDUCTORS/COMPONENTS (5.04%):
    38,000       Flextronics International Ltd. *                                       332,500
     7,000       Integrated Circuit Systems, Inc. *                                     152,040
    16,000       International Rectifier Corp. *                                        361,920
    14,400       Intersil Corp. - Class A *                                             266,400
    12,000       Jabil Circuit, Inc. *                                                  224,400
                                                                                ---------------
                                                                                      1,337,260
                                                                                ---------------

                 FINANCE COMPANIES (2.97%):
    18,800       Capital One Financial Corp.                                            787,156
                                                                                ---------------

                 FINANCIAL MISCELLANEOUS (1.16%):
     6,900       MBIA, Inc.                                                             308,430
                                                                                ---------------

                 FINANCIAL DATA PROCESSING SERVICES (1.18%):
    10,600       Fiserv, Inc. *                                                         312,064
                                                                                ---------------

                 FOREST PRODUCTS (1.37%):
    23,500       Georgia-Pacific Corp.                                                  362,840
                                                                                ---------------

                 HEALTH CARE SERVICES (4.04%):
     8,900       Anthem, Inc. *                                                         610,896
    16,600       McKesson Corp.                                                         460,484
                                                                                ---------------
                                                                                      1,071,380
                                                                                ---------------

                 IDENTIFICATION CONTROL & FILTER DEVICES (2.63%):
    16,200       Pall Corp.                                                             342,144
    11,600       Roper Industries, Inc.                                                 354,844
                                                                                ---------------
                                                                                        696,988
                                                                                ---------------

                 INSURANCE - MULTI LINE (5.90%):
    18,000       Lincoln National Corp.                                                 575,280
     9,400       PartnerRe Ltd.                                                         502,900
    16,900       Protective Life Corp.                                                  485,537
                                                                                ---------------
                                                                                      1,563,717
                                                                                ---------------

                 INSURANCE - PROPERTY & CASUALTY (1.58%):
    12,700       ACE Ltd. +                                                             420,116
                                                                                ---------------

                 MACHINERY - OIL WELL EQUIPMENT & SERVICES (0.80%):
    10,000       Global SantaFe Corp.                                                   211,600
                                                                                ---------------

                 MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (2.55%):
     8,000       Biomet, Inc.                                                           243,680
     5,700       Guidant Corp. *                                                        222,243
     4,000       St. Jude Medical, Inc. *                                               209,840
                                                                                ---------------
                                                                                        675,763
                                                                                ---------------

                 METAL FABRICATING (0.95%):
    21,700       Shaw Group, Inc. * +                                                   252,805
                                                                                ---------------

See accompanying notes to financial statements.

 SHARES                                                                              VALUE
----------                                                                      ---------------
                 MULTI-SECTORS COMPANIES (2.93%):
     3,700       Johnson Controls, Inc.                                         $       304,288
    14,000       SPX Corp. *                                                            473,200
                                                                                ---------------
                                                                                        777,488
                                                                                ---------------

                 OIL - CRUDE PRODUCERS (3.39%):
    10,200       Anadarko Petroleum Corp.                                               452,880
     7,770       Apache Corp.                                                           444,833
                                                                                ---------------
                                                                                        897,713
                                                                                ---------------

                 OIL - INTEGRATED DOMESTIC (0.90%):
     8,000       Occidental Petroleum Corp.                                             238,800
                                                                                ---------------

                 PUBLISHING - NEWSPAPERS (1.54%):
    11,400       Lee Enterprises, Inc. +                                                408,918
                                                                                ---------------

                 RADIO & TV BROADCASTERS (1.90%):
     3,200       Entercom Communications Corp. *                                        155,488
    10,000       Westwood One, Inc.                                                     349,000
                                                                                ---------------
                                                                                        504,488
                                                                                ---------------

                 REAL ESTATE INVESTMENT TRUSTS (REITs) (2.44%):
    14,600       Arden Realty, Inc.                                                     347,918
    14,700       Highwoods Properties, Inc.                                             297,675
                                                                                ---------------
                                                                                        645,593
                                                                                ---------------

                 RECREATIONAL VEHICLES & BOATS (1.84%):
    11,000       Harley-Davidson, Inc.                                                  488,840
                                                                                ---------------

                 RESTAURANTS (4.10%):
    24,900       Darden Restaurants, Inc.                                               435,999
    33,000       Ruby Tuesday, Inc.                                                     650,100
                                                                                ---------------
                                                                                      1,086,099
                                                                                ---------------

                 RETAIL (11.34%):
    16,400       Barnes & Noble, Inc. *                                                 323,080
    21,600       Best Buy Co., Inc. *                                                   746,928
    28,800       Dollar General Corp.                                                   418,752
    14,700       Fastenal Co. +                                                         508,473
    27,800       Limited, Inc.                                                          404,212
    10,200       Michaels Stores, Inc. *                                                318,648
    10,000       Talbots, Inc.                                                          286,500
                                                                                ---------------
                                                                                      3,006,593
                                                                                ---------------

                 TEXTILES APPAREL MANUFACTURERS (1.41%):
    13,100       Jones Apparel Group, Inc. *                                            373,612
                                                                                ---------------

                 TRUCKERS (0.59%):
     6,900       Werner Enterprises, Inc.                                               155,871
                                                                                ---------------

See accompanying notes to financial statements.

 SHARES                                                                              VALUE
----------                                                                      ---------------

                 UTILITIES - ELECTRICAL (2.57%):
    11,900       Cinergy Corp.                                                  $       406,266
     4,500       FPL Group, Inc.                                                        273,915
                                                                                ---------------
                                                                                        680,181
                                                                                ---------------

                 UTILITIES - TELECOMMUNICATIONS (1.66%):
     9,400       ALLTEL Corp.                                                           440,484
                                                                                ---------------

                 TOTAL COMMON STOCKS (Cost $26,448,539)                              25,373,597
                                                                                ---------------

                 TOTAL INVESTMENTS (Cost $26,448,539)                   95.70%  $    25,373,597
                                                                                ---------------

                 Other assets in excess of liabilities                   4.30%        1,139,916
                                                                       ------   ---------------

                 TOTAL NET ASSETS                                      100.00%  $    26,513,513
                                                                       ======   ===============

----------
Percentage indicated are based on net assets of $26,513,513.

*   Non-income producing securities.
+   All or a portion of the security is on loan (See Note 7).

See accompanying notes to financial statements.

April 30, 2003
STATEMENTS OF ASSETS AND LIABILITIES

                                                    HEALTH &       TECHNOLOGY &    ENERGY & BASIC      FINANCIAL           MID
                                                 BIOTECHNOLOGY    COMMUNICATIONS     MATERIALS         SERVICES            CAP
                                                   PORTFOLIO        PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                 --------------   --------------   --------------    -------------    -------------
ASSETS:
Investments, at cost                             $   85,003,902   $   28,005,796   $    4,968,305    $   3,685,087    $  26,448,539
                                                 --------------   --------------   --------------    -------------    -------------
Investments in securities, at value (Note 1a)    $   85,055,235   $   30,534,129   $    4,937,999    $   3,901,460    $  25,373,597
Cash                                                  1,494,969        2,036,090           49,678          144,576        1,139,986
Foreign currency, at value (Cost - $408,982)            416,540                -                -                -                -
Collateral held for securities loaned (Note 7)        1,802,539        1,862,720           32,564                -        1,943,973
Receivable for securities sold                                -           57,177          103,835                -        1,007,439
Interest and dividends receivable                       150,209              765           11,333            5,139           19,779
Receivable for fund shares sold                               -           11,038                -            5,507                -
Receivable due from manager (Note 2a, 2e)                     -                -           13,315           38,226                -
Receivable for open forward foreign currency
  contracts (Note 3)                                    106,933                -                -                -                -
Prepaid expenses and other assets                        10,628           17,219           11,536            5,043            9,042
                                                 --------------   --------------   --------------    -------------    -------------
    TOTAL ASSETS                                     89,037,053       34,519,138        5,160,260        4,099,951       29,493,816
                                                 --------------   --------------   --------------    -------------    -------------

LIABILITIES:
Securites lending collateral (Note 7)                 1,802,539        1,862,720           32,564                -        1,943,973
Payable for securities purchased                              -          319,464                -                -          967,942
Payable for fund shares redeemed                        130,711          293,958           25,821                -            2,437
Payable for distribution fees (Note 2d)                  46,981           21,568            3,235            2,462           10,222
Payable to manager (Note 2a)                             67,608           12,847                -                -           15,213
Payable for open forward foreign currency
  contracts (Note 3)                                     77,592                -                -                -                -
Accrued expenses and other liabilities                  119,373           64,569            6,627           21,016           40,516
                                                 --------------   --------------   --------------    -------------    -------------
    TOTAL LIABILITIES                                 2,244,804        2,575,126           68,247           23,478        2,980,303
                                                 --------------   --------------   --------------    -------------    -------------

NET ASSETS                                       $   86,792,249   $   31,944,012   $    5,092,013    $   4,076,473    $  26,513,513
                                                 ==============   ==============   ==============    =============    =============

NET ASSETS:
Par value of shares of beneficial interest       $       76,210   $       60,626   $        3,989    $       4,126    $      30,763
Paid in capital                                     219,477,322      302,554,225        7,318,981        4,544,206       33,054,527
Undistributed net investment income (loss)             (284,729)        (259,980)               -                -          (85,220)
Accumulated net realized gain (loss) on
  investments and foreign currency transactions    (132,566,770)    (272,939,192)      (2,201,182)        (688,232)      (5,411,615)
Net unrealized appreciation (depreciation) on
  investments and foreign currency transactions          90,216        2,528,333          (29,775)         216,373       (1,074,942)
                                                 --------------   --------------   --------------    -------------    -------------
NET ASSETS                                       $   86,792,249   $   31,944,012   $    5,092,013    $   4,076,473    $  26,513,513
                                                 ==============   ==============   ==============    =============    =============

NET ASSET VALUE PER SHARE
    CLASS I
    Net Assets                                   $       18,454   $       10,735   $        2,654    $          10    $     114,760
    Shares of beneficial
     interest outstanding                                 1,601            1,950              205                1           13,287
    Net asset value/offering price per share (a) $        11.53   $         5.51   $        12.95    $        9.97    $        8.64

    CLASS A
    Net Assets                                   $   30,435,082   $   15,510,054   $    2,221,142    $   1,684,229    $  22,406,955
    Shares of beneficial
     interest outstanding                             2,630,965        2,884,344          171,615          168,940        2,597,610
    Net asset value per share (a)                $        11.57   $         5.38   $        12.94    $        9.97    $        8.63
    Offering price per share                     $        12.28   $         5.71   $        13.73    $       10.58    $        9.16
     (maximum sales charge of 5.75%)

    CLASS B
    Net Assets                                   $   40,996,529   $   14,820,943   $    2,868,204    $   2,129,500    $   3,408,922
    Shares of beneficial
     interest outstanding                             3,630,562        2,868,097          227,030          216,934          397,420
    Net asset value/offering price per share (b) $        11.29   $         5.17   $        12.63    $        9.82    $        8.58

    CLASS C
    Net Assets                                   $   15,342,184   $    1,602,280   $           13    $     262,734    $     582,876
    Shares of beneficial
     interest outstanding                             1,357,892          308,196                1           26,762           68,009
    Net asset value/offering price per share (b) $        11.30   $         5.20   $        12.63    $        9.82    $        8.57

----------
(a) Redemption price per share.
(b) Redemption price per Class B and C share varies based on length of time shares are held.

See accompanying notes to financial statements.

Year Ended April 30, 2003
STATEMENTS OF OPERATIONS

                                                  HEALTH &         TECHNOLOGY &    ENERGY & BASIC     FINANCIAL          MID
                                               BIOTECHNOLOGY      COMMUNICATIONS     MATERIALS        SERVICES           CAP
                                                 PORTFOLIO          PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
                                               --------------    ---------------   --------------    ------------    ------------
INVESTMENT INCOME:
Dividend income                                $      845,642    $        50,940   $       91,377    $     86,099    $    272,382
Interest income                                        70,851             54,682            8,496           1,039           5,475
Securities lending income                              15,271             26,973              253             304           3,535
Less: Foreign withholding taxes                       (35,526)            (3,498)          (2,607)            (13)              -
                                               --------------    ---------------   --------------    ------------    ------------
    TOTAL INVESTMENT INCOME                           896,238            129,097           97,519          87,429         281,392
                                               --------------    ---------------   --------------    ------------    ------------

OPERATING EXPENSES:
Management fees (Notes 2a, 2e)                      1,256,508            401,276           89,267          59,915         127,508
Distribution fees (Note 2d):
  Class A Shares                                      135,376             55,496           13,528           7,914          62,587
  Class B Shares                                      474,287            161,851           37,593          24,668          11,413
  Class C Shares                                      192,425             19,518                -           3,480           2,077
Transfer agent fees                                   452,529            296,410           58,322          72,216          71,009
Administration fees (Note 2c)                         125,371             43,601           35,666          37,811          33,175
Professional fees                                     116,506             61,429            7,109           8,389          25,607
Printing and postage expense                           93,929             66,622            6,386           4,183          13,050
Fund accounting fees                                   83,290             53,181           33,419          48,544          40,754
Registration fees                                      59,814             36,424           34,779          44,820          66,590
Custodian fees (Note 2a)                               51,817             37,543           12,151           7,201          21,533
Insurance expense                                       9,620             19,990              623             531           1,112
Trustees' fees                                          3,121              3,773            2,770           2,547           2,606
Miscellaneous expenses                                  6,235              8,361            4,811           3,374           4,125
                                               --------------    ---------------   --------------    ------------    ------------
    TOTAL OPERATING EXPENSES                        3,060,828          1,265,475          336,424         325,593         483,146
    Less: Expenses waived and
      reimbursed (Note 2a, 2e)                       (114,887)          (337,386)        (132,447)       (186,557)        (14,140)
                                               --------------    ---------------   --------------    ------------    ------------
    NET OPERATING EXPENSES                          2,945,941            928,089          203,977         139,036         469,006
                                               --------------    ---------------   --------------    ------------    ------------

NET INVESTMENT INCOME (LOSS)                       (2,049,703)          (798,992)        (106,458)        (51,607)       (187,614)
                                               --------------    ---------------   --------------    ------------    ------------

REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
    Investments                                   (85,603,807)       (15,822,173)      (1,262,023)       (472,226)     (2,152,262)
    Foreign currency transactions                     (75,978)                 -                -               -               -
                                               --------------    ---------------   --------------    ------------    ------------
Net realized gain (loss)                          (85,679,785)       (15,822,173)      (1,262,023)       (472,226)     (2,152,262)
                                               --------------    ---------------   --------------    ------------    ------------
Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions (Note 6)           53,914,063          3,792,059       (1,014,079)       (443,222)       (355,295)
                                               --------------    ---------------   --------------    ------------    ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)           (31,765,722)       (12,030,114)      (2,276,102)       (915,448)     (2,507,557)
                                               --------------    ---------------   --------------    ------------    ------------

NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                    $  (33,815,425)   $   (12,829,106)  $   (2,382,560)   $   (967,055)   $ (2,695,171)
                                               ==============    ===============   ==============    ============    ============

See accompanying notes to financial statements.

For the Years Ended April 30, 2003 and April 30, 2002
STATEMENTS OF CHANGES IN NET ASSETS

                                                  HEALTH & BIOTECHNOLOGY          TECHNOLOGY & COMMUNICATIONS
                                                        PORTFOLIO                          PORTFOLIO
                                              -------------------------------   -------------------------------
                                                YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
                                              APRIL 30, 2003   APRIL 30, 2002   APRIL 30, 2003   APRIL 30, 2002
                                              --------------   --------------   --------------   --------------
OPERATIONS:
Net investment income (loss)                  $   (2,049,703)  $   (3,785,022)  $     (798,992)  $   (1,701,880)
Net realized gain (loss) on investments
  and foreign currency transactions              (85,679,785)         347,348      (15,822,173)     (55,603,897)
Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions                   53,914,063      (12,337,502)       3,792,059       (6,286,525)
Net change in unrealized appreciation
  (depreciation) on short sales                            -         (252,505)               -          125,231
                                              --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                      (33,815,425)     (16,027,681)     (12,829,106)     (63,467,071)
                                              --------------   --------------   --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net Realized Gains:
  Class I                                                  -                -                -                -
  Class A                                                  -                -                -                -
  Class B                                                  -                -                -                -
  Class C                                                  -                -                -                -
Net Investment Income:
  Class I                                                  -                -                -                -
  Class A                                                  -                -                -                -
  Class B                                                  -                -                -                -
  Class C                                                  -                -                -                -
                                              --------------   --------------   --------------   --------------
TOTAL DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS                                          -                -                -                -
                                              --------------   --------------   --------------   --------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST (NOTE 4):
Net proceeds from shares sold
  Class I                                            197,902                -        7,689,356                -
  Class A                                          6,008,562       46,961,605       62,318,732       89,133,044
  Class B                                          1,136,817       12,371,751          338,516        3,043,900
  Class C                                            394,794        4,482,832           69,484          706,792
Transfer of net assets (Note 6)
  Class I                                                  -                -                -                -
  Class A                                          8,899,070                -        6,609,827        2,655,037
  Class B                                          3,327,524                -        1,767,376        1,782,257
  Class C                                             82,203                -           16,265           38,966
Reinvestment of dividends and distributions
  Class I                                                  -                -                -                -
  Class A                                                  -                -                -                -
  Class B                                                  -                -                -                -
  Class C                                                  -                -                -                -
Cost of shares redeemed
  Class I                                           (177,336)               -       (7,712,705)               -
  Class A                                        (26,295,607)     (66,028,844)     (68,097,210)     (99,226,072)
  Class B                                        (18,480,466)     (23,611,581)      (4,857,653)     (12,572,673)
  Class C                                         (9,706,306)     (14,869,747)        (825,000)      (2,711,217)
                                              --------------   --------------   --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS OF BENEFICIAL INTEREST      (34,612,843)     (40,693,984)      (2,683,012)     (17,149,966)
                                              --------------   --------------   --------------   --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS          (68,428,268)     (56,721,665)     (15,512,118)     (80,617,037)

NET ASSETS:
  Beginning of year                              155,220,517      211,942,182       47,456,130      128,073,167
                                              --------------   --------------   --------------   --------------
  END OF YEAR                                 $   86,792,249   $  155,220,517   $   31,944,012   $   47,456,130
                                              ==============   ==============   ==============   ==============

                                                 ENERGY & BASIC MATERIALS
                                                         PORTFOLIO
                                              -------------------------------
                                                YEAR ENDED       YEAR ENDED
                                              APRIL 30, 2003   APRIL 30, 2002
                                              --------------   --------------
OPERATIONS:
Net investment income (loss)                  $     (106,458)  $     (169,274)
Net realized gain (loss) on investments
  and foreign currency transactions               (1,262,023)        (646,057)
Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions                   (1,014,079)        (966,857)
Net change in unrealized appreciation
  (depreciation) on short sales                            -                -
                                              --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                       (2,382,560)      (1,782,188)
                                              --------------   --------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net Realized Gains:
  Class I                                                  -                -
  Class A                                                  -         (429,474)
  Class B                                                  -         (465,561)
  Class C                                                  -                -
Net Investment Income:
  Class I                                                  -                -
  Class A                                                  -                -
  Class B                                                  -                -
  Class C                                                  -                -
                                              --------------   --------------
TOTAL DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS                                          -         (895,035)
                                              --------------   --------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST (NOTE 4):
Net proceeds from shares sold
  Class I                                              2,611                -
  Class A                                         13,173,349       19,381,935
  Class B                                            818,364        2,112,073
  Class C                                                 13                -
Transfer of net assets (Note 6)
  Class I                                                  -                -
  Class A                                                  -                -
  Class B                                                  -                -
  Class C                                                  -                -
Reinvestment of dividends and distributions
  Class I                                                  -                -
  Class A                                                  -          414,734
  Class B                                                  -          456,565
  Class C                                                  -                -
Cost of shares redeemed
  Class I                                                  -                -
  Class A                                        (14,286,408)     (22,214,931)
  Class B                                         (1,700,346)      (2,486,078)
  Class C                                                  -                -
                                              --------------   --------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS OF BENEFICIAL INTEREST       (1,992,417)      (2,335,702)
                                              --------------   --------------

TOTAL INCREASE (DECREASE) IN NET ASSETS           (4,374,977)      (5,012,925)

NET ASSETS:
  Beginning of year                                9,466,990       14,479,915
                                              --------------   --------------
  END OF YEAR                                 $    5,092,013   $    9,466,990
                                              ==============   ==============

See accompanying notes to financial statements.

For the Years Ended April 30, 2003 and April 30, 2002
STATEMENTS OF CHANGES IN NET ASSETS

                                                    FINANCIAL SERVICES              MID CAP
                                                         PORTFOLIO                 PORTFOLIO
                                              -------------------------------  ------------------
                                                YEAR ENDED       YEAR ENDED        YEAR ENDED
                                              APRIL 30, 2003   APRIL 30, 2002  APRIL 30, 2003 (A)
                                              --------------   --------------  ------------------
OPERATIONS:
Net investment income (loss)                  $      (51,607)  $      (86,550) $         (187,614)
Net realized gain (loss) on investments
  and foreign currency transactions                 (472,226)        (147,620)         (2,152,262)
Net change in unrealized appreciation
  (depreciation) on investments and
  foreign currency transactions                     (443,222)         369,726            (355,295)
Net change in unrealized appreciation
  (depreciation) on short sales                            -                -                   -
                                              --------------   --------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                         (967,055)         135,556          (2,695,171)
                                              --------------   --------------  ------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net Realized Gains:
  Class I                                                  -                -                   -
  Class A                                                  -                -                   -
  Class B                                                  -                -                   -
  Class C                                                  -                -                   -
Net Investment Income:
  Class I                                                  -                -                   -
  Class A                                                  -                -                   -
  Class B                                                  -                -                   -
  Class C                                                  -                -                   -
                                              --------------   --------------  ------------------
TOTAL DIVIDENDS AND DISTRIBUTIONS
  TO SHAREHOLDERS                                          -                -                   -
                                              --------------   --------------  ------------------

SHARE TRANSACTIONS OF
BENEFICIAL INTEREST (NOTE 4):
Net proceeds from shares sold
  Class I                                                 10                -             109,779
  Class A                                            251,646          779,006          20,296,155
  Class B                                            847,618        1,324,765             246,293
  Class C                                             74,793          160,695              86,329
Transfer of net assets (Note 6)
  Class I                                                  -                -                   -
  Class A                                                  -                -           5,145,698
  Class B                                                  -                -           3,616,800
  Class C                                                  -                -             583,313
Reinvestment of dividends and distributions
  Class I                                                  -                -                   -
  Class A                                                  -                -                   -
  Class B                                                  -                -                   -
  Class C                                                  -                -                   -
Cost of shares redeemed
  Class I                                                  -                -                   -
  Class A                                         (1,124,041)      (3,802,784)           (327,812)
  Class B                                         (1,130,770)      (2,864,895)           (461,488)
  Class C                                           (213,468)        (305,641)            (86,383)
                                              --------------   --------------  ------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM
  SHARE TRANSACTIONS OF BENEFICIAL INTEREST       (1,294,212)      (4,708,854)         29,208,684
                                              --------------   --------------  ------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS           (2,261,267)      (4,573,298)         26,513,513

NET ASSETS:
  Beginning of year                                6,337,740       10,911,038                   -
                                              --------------   --------------  ------------------
  END OF YEAR                                 $    4,076,473   $    6,337,740  $       26,513,513
                                              ==============   ==============  ==================

(a) For the Mid Cap Portfolio, results shown are for the period from July 1, 2002 (commencement of operations) through April 30, 2003.

See accompanying notes to financial statements.

YEAR ENDED APRIL 30, 2003

NOTES TO FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Saratoga Advantage Trust (the "Trust") was organized on April 8, 1994 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust commenced investment operations on September 2, 1994. The Trust consists of twelve portfolios, five of which are included in this report: the Health & Biotechnology Portfolio; the Technology & Communications Portfolio; the Energy & Basic Materials Portfolio; the Financial Services Portfolio and the Mid Cap Portfolio (collectively, the "Portfolios"). Orbitex-Saratoga Capital Management, LLC (the "Manager") serves as the Trust's Manager. Each of the Portfolios is provided with the discretionary advisory services of an investment adviser identified, retained, supervised and compensated by the Manager. The following serve as advisers (the "Advisers") to their respective Portfolio(s): UBS Global Asset Management serves as Adviser to Health & Biotechnology; Columbus Circle Investors serves as Adviser to Technology & Communications; Caterpillar Investment Management Ltd. serves as Adviser to Energy & Basic Materials and Mid Cap; and Harris, Bretall Sullivan & Smith, L.L.C. serves as Adviser to Financial Services. Gemini Fund Services, Inc. (the "Administrator"), serves the Trust as administrator, transfer agent and fund accounting agent, and is a wholly-owned subsidiary of NorthStar Financial Services Group. Orbitex Funds Distributor, Inc. (the "Distributor") serves as the Trust's distributor, and is an affiliate of the Manager. The Health & Biotechnology Portfolio, the Technology & Communications Portfolio, the Energy & Basic Materials Portfolio and the Financial Services Portfolio are non-diversified portfolios. The Mid Cap Portfolio is a diversified portfolio.

PORTFOLIO                                      PRIMARY OBJECTIVE
---------                                      -----------------
Health & Biotechnology                         Long-term capital growth
Technology & Communications                    Long-term capital growth
Energy & Basic Materials                       Long-term capital growth
Financial Services                             Long-term capital growth
Mid Cap                                        Long-term capital appreciation

     Currently, each Portfolio offers Class A, Class B, Class C and Class I shares. Each class represents an interest in the same assets of the applicable Portfolio, and the classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class I shares approximately eight years after issuance. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.

     The following is a summary of significant accounting policies consistently followed by each Portfolio:

     (a) VALUATION OF INVESTMENTS

     Investment securities listed on a national securities exchange and securities traded in the over-the-counter National Market System are valued at the last reported sale price on the valuation date; if there are no such reported sales, the securities are valued at the last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at the last quoted bid price. Debt securities (other than short -term obligations) are valued each day by an independent pricing service approved by the Board of Trustees using methods which include current market quotations from a major market maker in the securities and trader-reviewed "matrix" prices. Short -term debt securities having a remaining maturity of sixty days or less are valued at amortized cost or amortized value, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by the Board of Trustees. The ability of issuers of debt securities held by the portfolios to meet their obligations may be affected by economic or political developments in a specific state, industry or region. Investments in countries in which Health & Biotechnology may invest may involve certain considerations and risks not typically associated with domestic investments, including, but not limited to, the possibility of future political and economic developments and the level of governmental supervision and regulation of foreign securities markets.

     (b) FEDERAL INCOME TAX

     It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

     Capital loss carry forwards, as of each Portfolio's most recent tax year-end, available to offset future capital gains, if any, are as follows:

                                                              EXPIRING
PORTFOLIO                                    AMOUNT            THROUGH
---------                                -------------        --------
Health & Biotechnology                   $  84,133,619            2010
Technology & Communications                272,007,675            2010
Energy & Basic Materials                     2,097,292            2010
Financial Services                             473,804            2010
Mid Cap                                      3,333,032            2010

     Post-October loss deferrals as of each Portfolio's most recent tax year-end, which will be recognized in the following tax year, are as follows:
Health & Biotechnology, $28,113,502; Technology & Communications, $0; Energy & Basic Materials, $72,190; Financial Services, $188,621; and Mid Cap, $0.

     (c) SECURITY TRANSACTIONS AND OTHER INCOME

     Security transactions are recorded on the trade date. In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

     As a result of capital loss carry forward limitations, net operating losses, unrealized appreciation (depreciation) from acquired funds and other reclassifications as of the Portfolios' most recent tax year-ends, paid in capital, undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency transactions were adjusted as follows:

                                                                                                                 INCREASE (DECREASE)
                                                                                      INCREASE (DECREASE) IN        IN UNREALIZED
                                                                                          ACCUMULATED NET           APPRECIATION
                                                           INCREASE (DECREASE) IN    INREALIZED GAIN (LOSS) ON    (DEPRECIATION) ON
                                                              UNDISTRIBUTED NET           INVESTMENTS AND          INVESTMENTS AND
                                 INCREASE (DECREASE) IN       INVESTMENT INCOME          FOREIGN CURRENCY         FOREIGN CURRENCY
PORTFOLIO                           PAID IN CAPITAL                 (LOSS)                 TRANSACTIONS             TRANSACTIONS
---------------------------      ----------------------    ----------------------    -------------------------   ------------------
Health & Biotechnology               $  2,527,704               $  1,764,974                $    (480,133)          $  (3,812,545)
Technology & Communications             3,384,792                    539,012                   (4,452,558)                528,754
Energy & Basic Materials                 (112,213)                   106,458                        5,755                       -
Financial Services                        (51,607)                    51,607                            -                       -
Mid Cap                                 3,876,606                    102,394                   (3,259,353)               (719,647)

     (d) DIVIDENDS AND DISTRIBUTIONS

     The following table summarizes each Portfolio's dividend and capital gain declaration policy:

PORTFOLIO                         INCOME DIVIDENDS  CAPITAL GAINS
---------                         ----------------  -------------
Health & Biotechnology               annually          annually
Technology & Communications          annually          annually
Energy & Basic Materials             annually          annually
Financial Services                   annually          annually
Mid Cap                              annually          annually

     Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book-tax" differences are either permanent or temporary in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the net asset accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. To the extent dividends and distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as distributions of paid-in-surplus or tax return of capital.

     (e) ALLOCATION OF EXPENSES

     Expenses specifically attributable to a particular Portfolio are borne by that Portfolio. Other expenses are allocated to each Portfolio based on its net assets in relation to the total net assets of all the applicable Portfolios of the Trust or another reasonable basis.

     (f) REPURCHASE AGREEMENTS

     The Trust, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to 101% of the resale price. The Manager is responsible for determining that the amount of these underlying securities is maintained at a level such that their market value is at all times equal to 101% of the resale price. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds toward satisfaction of the obligation.

     (g) OTHER

     The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

     The accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. In addition, certain of the Portfolios may enter into forward foreign currency contracts. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when contracts are settled.

2.   MANAGEMENT FEE, ADMINISTRATION FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     (a) The management fees are payable monthly by each Portfolio to the Manager and are computed daily at the following annual rates of each Portfolio's average daily net assets: 1.25% for Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; and .75% for Mid Cap.

     For the period ended April 30, 2003, the Manager waived $114,887 for Health & Biotechnology, $337,386 for Technology & Communications, $89,267 for Energy & Basic Materials, $59,915 for Financial Services and $883 for Mid Cap. For the period ended April 30, 2003, the Manager reimbursed $43,180 for Energy & Basic Materials and $126,642 for Financial Services.

     (b) The Manager, not the Portfolios, pays a portion of its management fees to the Advisers at the following annual rates of each Portfolios' average daily net assets: .40% for Health & Biotechnology; .30% for Technology & Communications, Energy & Basic Materials and Financial Services; and .30% for Mid Cap (for assets invested directly by the Adviser, the fee is .40% of average daily net assets).

     (c) For providing administration services to the Portfolios, the Administrator will receive from each Portfolio a monthly fee calculated at an annual rate of 0.10% of average daily net assets, subject to certain minimum requirements (exclusive of out-of-pocket administration fees).

     (d) The Portfolios have adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act with respect to the distribution of Class A, B and C shares of the Portfolios. The Plan provides that each Portfolio will pay the Distributor or other entities a fee, which is accrued daily and paid monthly, at the annual rate of 0.40% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Up to 0.25% of average daily net assets may be paid directly to the Manager for support services. A portion of the fee pursuant to the Plan, equal to 0.25% of the average daily net assets, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts. For the period ended April 30, 2003, the Distributor waived $13,257 in fees for the Mid Cap Portfolio.

     Class A shares are offered at net asset value plus a maximum sales load of 5.75%. Class B shares are offered subject to a maximum contingent deferred sales charge ("CDSC") of 5.00% and will automatically convert to Class A shares after eight years. Class C shares are offered subject to a CDSC of 1.00% and, prior to January 1, 2003, had been subject to a maximum sales load of 1.00%. Class I shares are offered at net asset value.

     For the year ended April 30, 2003, the Distributor received sales charges on sales of the Portfolios' Class A shares. In addition, CDSCs were paid to the Manager for C shares. The Distributor has advised the Portfolios that the approximate amounts are as follows:

                                           SALES CHARGES                  CDSCS
                                           -------------                  -----
PORTFOLIO                                     CLASS A                    CLASS C
---------                                     -------                    -------
Health & Biotechnology                       $   3,000                   $ 8,000
Technology & Communications                      1,000                     1,000
Energy & Basic Materials                         2,000                         -
Financial Services                                   -                         -
Mid Cap                                          2,000                         -

     (e) The Trust and the Manager have entered into an Excess Expense Agreement (the "Expense Agreement"). In connection with the Expense Agreement, the Manager is currently voluntarily waiving all or a portion of its management fees and/or assuming certain other operating expenses of certain Portfolios in order to maintain the expense ratios of each class of the Portfolios at or below predetermined levels (each an "Expense Cap"). The annual expense caps in effect at April 30, 2003 for each portfolio were: 2.70%, 3.30%, 3.30% and 2.30% for Class A, B, C and I shares, respectively, of Health & Biotechnology, Technology & Communications, Energy & Basic Materials and Financial Services; and 2.40%, 3.00%, 3.00% and 2.00% for Class A, B, C and I shares, respectively, of Mid Cap. Under the terms of the Expense Agreement, expenses borne by the Manager are subject to reimbursement by the Portfolios up to three years from the date the fee or expense was incurred, but no reimbursement will be made by a Portfolio if it would result in the Portfolio exceeding its Expense Cap. The Expense Agreement can be terminated by either party, without penalty, upon 60 days prior notice. For the year ended April 30, 2003, no reimbursement payments were made by the Portfolios to the Manager under the terms of the Expense Agreement.

3.   INVESTMENT TRANSACTIONS

     For the year ended April 30, 2003, purchases and sales of investment securities, other than short-term securities for the Portfolios' were as follows:

PORTFOLIO                                   PURCHASES              SALES
---------                                 -------------        -------------
Health & Biotechnology                    $ 130,977,473        $ 152,456,949
Technology & Communications                  76,869,051           71,486,075
Energy & Basic Materials                     44,606,501           46,334,409
Financial Services                            3,056,971            4,506,843
Mid Cap                                      41,525,690           12,924,889

     At April 30, 2003, the composition of unrealized appreciation (depreciation) of investment securities for the Portfolios' were as follows:

                                            FEDERAL
PORTFOLIO                                   TAX COST          APPRECIATION   DEPRECIATION        NET
---------                                 ------------        ------------   ------------    -------------
Health & Biotechnology                    $ 85,388,769        $  6,339,696   $  6,673,230    $    (333,534)
Technology & Communications                 28,156,387           3,225,204        847,462        2,377,742
Energy & Basic Materials                     5,000,006             179,399        241,406          (62,007)
Financial Services                           3,710,894             395,873        205,307          190,566
Mid Cap                                     26,500,791           1,521,558      2,648,752       (1,127,194)

     For U.S. federal income tax, the cost of securities owned at April 30, 2003 was substantially the same as the cost of securities for financial statement purposes.

     At April 30, 2003, the Health & Biotechnology Portfolio had forward foreign currency contracts open as described below. The Portfolio bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain
(loss) on the contracts reflected in the accompanying financial statements were as follows:

FOREIGN CURRENCY               LOCAL CURRENCY    MARKET VALUE   SETTLEMENT DATE   UNREALIZED GAIN (LOSS)
----------------               --------------    ------------   ---------------   ----------------------
To Buy:
Australian Dollar                   1,500,000    $    934,277       6/13/03         $         55,697
British Pound                         350,000         557,831       6/13/03                   (2,700)
Danish Krone                        2,900,000         435,281       6/13/03                   14,504
Japanese Yen                      188,000,000       1,579,147       6/13/03                  (13,534)
Swiss Franc                         3,300,000       2,436,847       6/13/03                   (3,081)
                                                                                    ----------------
                                                                                              50,886
                                                                                    ----------------

To Sell:
Australian Dollar                   1,500,000         934,277       6/13/03                  (58,277)
British Pound                         350,000         557,832       6/13/03                   12,878
Japanese Yen                      188,000,000       1,579,147       6/13/03                   23,854
                                                                                    ----------------
                                                                                             (21,545)
                                                                                    ----------------

Net Unrealized Gain on Open Forward Foreign Currency Contracts                      $          29,341
                                                                                    ----------------

4.   AUTHORIZED SHARES OF BENEFICIAL INTEREST AND PAR VALUE PER SHARE

     Each Portfolio has unlimited shares of beneficial interest authorized with $.01 par value per share. For the periods indicated, transactions in capital st ock were as follows:

                                       CLASS A SHARES                        CLASS I SHARES

                                         YEAR ENDED         YEAR ENDED        PERIOD ENDED
                                       APRIL 30, 2003     APRIL 30, 2002     APRIL 30, 2003
                                       --------------     --------------     --------------
Health & Biotechnology*
  Issued                                      495,552          2,707,503             18,252
  Transferred (Note 6)                        803,318                 --                 --
  Redeemed                                 (2,213,578)        (3,826,690)           (16,651)
                                       --------------     --------------     --------------
  Net Increase (Decrease) in Shares          (914,708)        (1,119,187)             1,601
                                       --------------     --------------     --------------

Technology & Communications**
  Issued                                   10,960,029          8,904,589          1,528,797
  Transferred (Note 6)                      1,255,239            271,090                 --
  Redeemed                                (11,947,777)        (9,732,982)        (1,526,847)
                                       --------------     --------------     --------------
  Net Increase (Decrease) in Shares           267,491           (557,303)             1,950
                                       --------------     --------------     --------------

Energy & Basic Materials**
  Issued                                      905,941          1,203,707                205
  Redeemed                                   (997,799)        (1,370,181)                --
  Reinvested from Dividends                        --             30,450                 --
                                       --------------     --------------     --------------
  Net Increase (Decrease) in Shares           (91,858)          (136,024)               205
                                       --------------     --------------     --------------

Financial Services**
  Issued                                       25,272             70,481                  1
  Redeemed                                   (115,525)          (349,790)                --
                                       --------------     --------------     --------------
  Net Increase (Decrease) in Shares           (90,253)          (279,309)                 1
                                       --------------     --------------     --------------

Mid Cap***
  Issued                                    2,032,863                 --             13,287
  Transferred (Note 6)                        605,199                 --                 --
  Redeemed                                    (40,452)                --                 --
                                       --------------     --------------     --------------
  Net Increase (Decrease) in Shares         2,597,610                 --             13,287
                                       --------------     --------------     --------------

                                                 CLASS B SHARES                        CLASS C SHARES

                                                   YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                                 APRIL 30, 2003     APRIL 30, 2002     APRIL 30, 2003     APRIL 30, 2002
                                                 ---------------------------------     ---------------------------------
Health & Biotechnology
  Issued                                                 97,887            724,525             33,678            258,158
  Transferred (Note 6)                                  307,240                 --              7,585                 --
  Redeemed                                           (1,604,879)        (1,396,584)          (822,754)          (874,375)
                                                 ---------------------------------     ---------------------------------
  Net Increase (Decrease) in Shares                  (1,199,752)          (672,059)          (781,491)          (616,217)
                                                 ---------------------------------     ---------------------------------

Technology & Communications
  Issued                                                 62,707            235,510             12,870             53,205
  Transferred (Note 6)                                  348,597            187,462              3,189              4,075
  Redeemed                                             (902,047)        (1,259,148)          (146,756)          (267,028)
                                                 ---------------------------------     ---------------------------------
  Net Increase (Decrease) in Shares                    (490,743)          (836,176)          (130,697)          (209,748)
                                                 ---------------------------------     ---------------------------------

Energy & Basic Materials****
  Issued                                                 56,408            113,500                  1                 --
  Redeemed                                             (126,881)          (161,890)                --                 --
  Reinvested from Dividends                                  --             34,072                 --                 --
                                                 ---------------------------------     ---------------------------------
  Net Increase (Decrease) in Shares                     (70,473)           (14,318)                 1                 --
                                                 ---------------------------------     ---------------------------------

Financial Services
  Issued                                                 80,003            120,878              7,008             14,620
  Redeemed                                             (119,359)          (270,688)           (23,375)           (27,451)
                                                 ---------------------------------     ---------------------------------
  Net Increase (Decrease) in Shares                     (39,356)          (149,810)           (16,367)           (12,831)
                                                 ---------------------------------     ---------------------------------

Mid Cap***
  Issued                                                 28,014                 --              9,782                 --
  Transferred (Note 6)                                  426,919                 --             68,910                 --
  Redeemed                                              (57,513)                --            (10,683)                --
                                                 ---------------------------------     ---------------------------------
  Net Increase (Decrease) in Shares                     397,420                 --             68,009                 --
                                                 ---------------------------------     ---------------------------------

*    The inception date for Class I shares is January 27, 2003.
**   The inception date for Class I shares is January 6, 2003.
*** For the Mid Cap Portfolio, the inception date for Class A, B and C shares is July 1, 2002. Inception date for Class I shares is January 6, 2003.
**** The inception date for Class C shares is January 6, 2003.

5.   RESTRICTED SECURITIES

     A restricted security is a security which has been purchased through a private offering and cannot be resold to the public without prior registration under the Securities Act of 1933. Disposal of these securities may involve time-consuming negotiations and expense, and a prompt sale at an acceptable price may be difficult. The issuers of the securities will bear any costs involved in registration under the Securities Act of 1933 in connection with the disposition of such securities. The Portfolios do not have the right to demand that such securities be registered. Restricted securities are valued at the direction of a Portfolios' Board of Trustees; the securities are restricted as to resale and have been valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information on the restricted security. The table below shows the securities held at April 30, 2003 that are being valued by the Portfolios' Board of Trustees:

                                                                                   ACQUISITION
PORTFOLIO                      SECURITY                                  SHARES       DATE
---------------------------    --------------------------------------   ---------  -----------
Health & Biotechnology         Aderis Pharmaceuticals, Inc. Series D      318,182     2/7/01
Health & Biotechnology         BioMarin Pharmaceuticals Inc. Warrants      63,491    5/16/01
Health & Biotechnology         Mitokor Series F                           401,335    8/22/00
Health & Biotechnology         Vitagen Inc. Series C                    3,333,333    6/18/01
Technology & Communications    U.S. Wireless Data, Inc. Warrants          125,000    4/10/00

                                                                                      VALUE
                                                                                       PER      4/30/03    % OF NET
PORTFOLIO                      SECURITY                                    COST        UNIT   FAIR VALUE    ASSETS
---------------------------    --------------------------------------   -----------  -------  -----------  --------
Health & Biotechnology         Aderis Pharmaceuticals, Inc. Series D    $ 3,500,002  $ 11.00  $ 3,500,002   4.03%
Health & Biotechnology         BioMarin Pharmaceuticals Inc. Warrants             -     1.60      101,586   0.12
Health & Biotechnology         Mitokor Series F                           3,010,012     6.49    2,603,661   3.00
Health & Biotechnology         Vitagen Inc. Series C                      4,000,000     0.01       33,333   0.04
Technology & Communications    U.S. Wireless Data, Inc. Warrants                  -     0.00            -   0.00

     Because of the inherent uncertainty of valuation, these values may differ significantly from the values that would have been used had a ready market for these securities existed, and the differences could be material.

6.   FUND ACQUISITIONS

     (a) As of the close of business on January 24, 2003, the Health & Biotechnology Portfolio acquired all of the net assets of the Orbitex Health & Biotechnology Fund, Orbitex Medical Sciences Fund and the Orbitex Life Sciences and Biotechnology Fund, Inc. (collectively the "Orbitex Funds") pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 17, 2003. The details of which are shown below:

                      AT CLOSE OF BUSINESS JANUARY 24, 2003

                                                                                                                      HEALTH &
                                                                                                                   BIOTECHNOLOGY
                                           ORBITEX HEALTH &                                                       PORTFOLIO CLASS
                                          BIOTECHNOLOGY FUND      ORBITEX MEDICAL      ORBITEX LIFE SCIENCES &       A MERGED
                                               CLASS A         SCIENCES FUND CLASS A   BIOTECHNOLOGY FUND, INC.       ASSETS
                                          ---------------------------------------------------------------------------------------
Net Assets                                     $  25,176,785        $  4,956,005                 $    3,943,065     $  34,075,855
Unrealized Appreciation (Depreciation)         $  (6,403,094)       $   (870,997)                $   (1,767,314)    $  (9,041,405)
Shares Outstanding                                 2,272,706           1,180,943                        376,673         3,076,024
Net Asset Value Per Share                      $       11.08        $       4.20                 $        10.47     $       11.08

                                           ORBITEX HEALTH &                             HEALTH & BIOTECHNOLOGY
                                          BIOTECHNOLOGY FUND      ORBITEX MEDICAL      PORTFOLIO CLASS B MERGED
                                               CLASS B         SCIENCES FUND CLASS B            ASSETS
                                          ---------------------------------------------------------------------
Net Assets                                     $  39,656,871        $  3,327,524                 $   42,984,395
Unrealized Appreciation (Depreciation)         $  (1,067,145)       $ (1,165,254)                $   (2,232,399)
Shares Outstanding                                 3,661,643             810,636                      3,968,883
Net Asset Value Per Share                      $       10.83        $       4.10                 $        10.83

                                           ORBITEX HEALTH &                             HEALTH & BIOTECHNOLOGY
                                          BIOTECHNOLOGY FUND      ORBITEX MEDICAL      PORTFOLIO CLASS C MERGED
                                               CLASS C         SCIENCES FUND CLASS C            ASSETS
                                          ---------------------------------------------------------------------
Net Assets                                     $  15,942,400        $     82,203                 $   16,024,603
Unrealized Appreciation (Depreciation)         $  (9,899,837)       $     (8,980)                $   (9,908,817)
Shares Outstanding                                 1,471,161              19,858                      1,478,746
Net Asset Value Per Share                      $       10.84        $       4.14                 $        10.84

     (b) As of the close of business on January 3, 2003, the Technology and Communications Portfolio acquired all the net assets of the Orbitex Info-Tech & Communications Fund and the Orbitex Emerging Technology Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 3, 2003. The details of which are shown below:

                      AT CLOSE OF BUSINESS JANUARY 3, 2003

                                          ORBITEX INFO-TECH &    ORBITEX EMERGING            TECHNOLOGY &
                                          COMMUNICATIONS FUND  TECHNOLOGY FUND CLASS   COMMUNICATIONS PORTFOLIO
                                               CLASS A                  A               CLASS A MERGED ASSETS
                                          ---------------------------------------------------------------------
Net Assets                                     $   10,048,936       $      6,609,827             $   16,658,763
Unrealized Appreciation (Depreciation)         $    9,262,671       $      7,663,662             $   16,926,333
Shares Outstanding                                  1,908,344              3,818,139                  3,163,583
Net Asset Value Per Share                      $         5.27       $           1.73             $         5.27

                                          ORBITEX INFO-TECH &    ORBITEX EMERGING            TECHNOLOGY &
                                          COMMUNICATIONS FUND  TECHNOLOGY FUND CLASS   COMMUNICATIONS PORTFOLIO
                                               CLASS B                  B               CLASS B MERGED ASSETS
                                          ---------------------------------------------------------------------
Net Assets                                     $   13,761,087       $      1,767,376             $   15,528,463
Unrealized Appreciation (Depreciation)         $     (780,479)      $     (7,116,535)            $   (7,897,014)
Shares Outstanding                                  2,714,243              1,043,630                  3,062,840
Net Asset Value Per Share                      $         5.07       $           1.69             $         5.07

                                          ORBITEX INFO-TECH &    ORBITEX EMERGING            TECHNOLOGY &
                                          COMMUNICATIONS FUND  TECHNOLOGY FUND CLASS   COMMUNICATIONS PORTFOLIO
                                               CLASS C                  C               CLASS C MERGED ASSETS
                                          ---------------------------------------------------------------------
Net Assets                                     $    1,670,600       $         16,265             $    1,686,865
Unrealized Appreciation (Depreciation)         $   (7,469,577)      $        (18,373)            $   (7,487,950)
Shares Outstanding                                    327,533                  9,455                    330,722
Net Asset Value Per Share                      $         5.10       $           1.72             $         5.10

     (c) As of the close of business on January 3, 2003, the Mid Capitalization Portfolio acquired all the net assets of the Orbitex Caterpillar Mid Cap Relative Value Fund and the Orbitex Growth Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 3, 2003. The details of which are shown below:

                      AT CLOSE OF BUSINESS JANUARY 3, 2003

                                          ORBITEX CATERPILLAR MID
                                          CAP RELATIVE VALUE FUND    ORBITEX GROWTH FUND    MID CAPITALIZATION PORTFOLIO
                                                 CLASS A                   CLASS A             CLASS A MERGED ASSETS
                                          ------------------------------------------------------------------------------
Net Assets                                       $     17,248,160          $   5,145,698                  $   22,393,858
Unrealized Appreciation (Depreciation)           $     (2,806,003)         $   1,426,310                  $   (1,379,693)
Shares Outstanding                                      2,028,600                358,032                       2,633,799
Net Asset Value Per Share                        $           8.50          $       14.37                  $         8.50

                                          ORBITEX CATERPILLAR MID
                                          CAP RELATIVE VALUE FUND    ORBITEX GROWTH FUND    MID CAPITALIZATION PORTFOLIO
                                                 CLASS B                   CLASS B             CLASS B MERGED ASSETS
                                          ------------------------------------------------------------------------------
Net Assets                                       $        190,701          $   3,616,800                  $    3,807,501
Unrealized Appreciation (Depreciation)           $         (6,837)         $  (2,096,464)                 $   (2,103,301)
Shares Outstanding                                         22,510                256,292                         449,429
Net Asset Value Per Share                        $           8.47          $       14.11                  $         8.47

                                          ORBITEX CATERPILLAR MID
                                          CAP RELATIVE VALUE FUND    ORBITEX GROWTH FUND    MID CAPITALIZATION PORTFOLIO
                                                 CLASS C                   CLASS C             CLASS C MERGED ASSETS
                                          ------------------------------------------------------------------------------
Net Assets                                       $         72,317          $     583,313                  $      655,630
Unrealized Appreciation (Depreciation)           $         (3,174)         $     (49,493)                 $      (52,667)
Shares Outstanding                                          8,543                 41,234                          77,453
Net Asset Value Per Share                        $           8.46          $       14.15                  $         8.46

     (d) As of the close of business on January 3, 2003, the Energy & Basic Materials Portfolio acquired all the net assets of the Orbitex Energy & Basic Materials Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 3, 2003.

     (e) As of the close of business on January 3, 2003, the Financial Services Portfolio acquired all the net assets of the Orbitex Financial Services Fund pursuant to a plan of reorganization approved by the shareholders of the Orbitex Funds on January 3, 2003.

     (f) As of the close of business on October 26, 2001, the Orbitex Info-Tech & Communications Fund acquired all the net assets of the Monument Telecommunications Fund pursuant to a plan of reorganization approved by the Board of Directors of the Monument Fund on October 16, 2001. The acquisition was completed by a tax-free exchange, the details of which are outlined in the following schedule:

                      AT CLOSE OF BUSINESS OCTOBER 26, 2001

                                            ORBITEX INFO-TECH &           MONUMENT
                                            COMMUNICATIONS FUND      TELECOMMUNICATIONS
                                                 CLASS A                 FUND CLASS A        MERGED ASSETS
                                          ------------------------------------------------------------------
Net Assets                                       $     23,720,282          $   2,516,387        $ 26,236,669
Unrealized Appreciation                                        --          $     138,650                  --
Shares Outstanding                                      2,555,385                652,235           2,826,475
Net Asset Value Per Share                        $           9.28          $        3.86        $       9.28

                                            ORBITEX INFO-TECH &           MONUMENT
                                            COMMUNICATIONS FUND      TELECOMMUNICATIONS
                                                 CLASS B                 FUND CLASS B        MERGED ASSETS
                                          ------------------------------------------------------------------
Net Assets                                       $     33,163,303          $   1,689,185        $ 34,852,488
Unrealized Appreciation                                        --          $      93,702                  --
Shares Outstanding                                      3,680,394                444,735           3,867,856
Net Asset Value Per Share                        $           9.01          $        3.80        $       9.01

                                            ORBITEX INFO-TECH &           MONUMENT
                                            COMMUNICATIONS FUND      TELECOMMUNICATIONS
                                                 CLASS C                 FUND CLASS C        MERGED ASSETS
                                          ------------------------------------------------------------------
Net Assets                                       $      5,041,046          $      36,931        $  5,077,977
Unrealized Appreciation                                        --          $       2,035                  --
Shares Outstanding                                        556,212                  9,569             560,287
Net Asset Value Per Share                        $           9.06          $        3.86        $       9.06

7.   SECURITIES LENDING

     Under an agreement with the Bank of New York Co., Inc. ("BONY"), the Portfolios can lend their securities portfolio securities to brokers, dealers and other financial institutions approved by the Board of Trustees. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned, which is invested in highly liquid, short-term instruments such as repurchase agreements collateralized by U.S. Government securities and money market funds in accordance with the Portfolios' security lending A portion of the income generated by the investment in the collateral, net of any procedures. rebates paid by BONY to the borrowers, is remitted to BONY as lending agent, and the remainder is paid to the Portfolios. Generally, in the event of a counter-party default, each Portfolio has the right to use the collateral to offset the losses There would be a potential loss to a Portfolio in the event such Portfolio is incurred. delayed or prevented from exercising its right to dispose of the collateral.

     At April 30, 2003, the following portfolios had securities on loan:

                                           MARKET VALUE OF           MARKET VALUE
PORTFOLIO                                 LOANED SECURITIES          OF COLLATERAL
---------                                 -----------------          -------------
Health & Biotechnology                         $  1,788,930          $   1,802,539
Technology & Communications                       1,847,090              1,862,720
Energy & Basic Materials                             31,941                 32,564
Mid Cap                                           1,900,712              1,943,973

8.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

     There were no dividends paid during the year ended April 30, 2003. The tax character of dividends paid during the year ended April 30, 2002 was as follows:

                                                                  LONG TERM
PORTFOLIO                                 ORDINARY INCOME        CAPITAL GAINS           TOTAL
---------                                 ---------------        -------------          ---------
Health & Biotechnology                                  -                    -                  -
Technology & Communications                             -                    -                  -
Energy & Basic Materials                       $  895,035                    -          $ 895,035
Financial Services                                      -                    -                  -

     As of each of the Portfolio's tax year-end, the components of distributable earnings on a tax basis were as follows:

                                            HEALTH &       TECHNOLOGY &     ENERGY & BASIC
                                         BIOTECHNOLOGY    COMMUNICATIONS       MATERIALS      FINANCIAL SERVICES      MID CAP
                                         --------------   --------------    --------------    ------------------    ------------
Capital loss carry forwards              $  (84,133,619)  $ (272,007,675)    $ (2,097,292)          $  (473,804)    $ (3,333,032)
Unrealized Appreciation (Depreciation)      (55,885,170)         664,008         (133,665)                1,945       (3,544,706)
                                         --------------   --------------     ------------           -----------     ------------
Total                                    $ (140,018,789)  $ (271,343,667)    $ (2,230,957)          $  (471,859)    $ (6,877,738)
                                         ==============   ==============     ============           ===========     ============

     The difference between book basis and tax basis distributable earnings, if any, is due primarily to different book and tax year-ends, the tax deferral of losses on wash sales and the tax deferral of losses incurred after The Portfolios will be changing their tax year-end to August 31.

9.   CHANGE IN INDEPENDENT ACCOUNTANT

     PricewaterhouseCoopers LLP were previously the principal auditors for the predecessor Portfolios. A decision to change auditors was resolved by the Board of Trustees in their meeting on June 25, 2003 and Tait, Weller & Baker were appointed principal auditors. PricewaterhouseCoopers LLP had served as principal auditors for the predecessor Portfolios for each of the periods ended April 30, Additionally, the audit reports of PricewaterhouseCoopers LLP on 1998 through 2002. the financial statements of the predecessor Portfolios that were issued for each of the periods ended April 30, 1998 There were no through 2002 were unqualified. disagreements between PricewaterhouseCoopers LLP and the management of the Portfolios.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         INCOME FROM                                          DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                                     DISTRIBUTIONS
                                            --------------------------------------                      ---------------------------
                                                                           NET                                        DISTRIBUTIONS
                                                                         REALIZED                       DIVIDENDS           TO
                                                                           AND                              TO        SHAREHOLDERS
                                            NET ASSET       NET         UNREALIZED        TOTAL         SHAREHOLDER     FROM NET
                                              VALUE,     INVESTMENT    GAIN (LOSS)         FROM          FROM NET       REALIZED
                                            BEGINNING      INCOME          ON           INVESTMENT      INVESTMENT      GAINS ON
                                            OF PERIOD      (LOSS)      INVESTMENTS      OPERATIONS        INCOME       INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO (CLASS A)

YEAR ENDED APRIL 30, 2003 (3)               $    14.94   $    (0.19)   $     (3.18)     $    (3.37)     $         -   $        -

YEAR ENDED APRIL 30, 2002 (3)                    16.53        (0.26)         (1.33)          (1.59)               -            -

YEAR ENDED APRIL 30, 2001                        17.33        (0.32)          0.03           (0.29)               -        (0.51)

JULY 15, 1999 (4) TO APRIL 30, 2000 (3)          10.00        (0.21)          7.54            7.33                -            -

                                                                                                        RATIOS
                                                                                        ----------------------------------------
                                               NET                        NET            RATIO OF NET   RATIO OF NET
                                              ASSET                      ASSETS,           OPERATING     INVESTMENT
                                              VALUE,                     END OF            EXPENSES     INCOME (LOSS)  PORTFOLIO
                                              END OF        TOTAL        PERIOD           TO AVERAGE     TO AVERAGE    TURNOVER
                                              PERIOD       RETURN*       (000's)        NET ASSETS (2)  NET ASSETS (2)   RATE
YEAR ENDED APRIL 30, 2003 (3)               $    11.57       (22.56)%  $    30,435            2.54% (1)   (1.65)% (1)        144%

YEAR ENDED APRIL 30, 2002 (3)                    14.94        (9.62)%       52,964            2.20% (1)   (1.48)% (1)        172%

YEAR ENDED APRIL 30, 2001                        16.53        (2.36)%       77,112            2.00% (1)   (1.55)% (1)        255%

JULY 15, 1999 (4) TO APRIL 30, 2000 (3)          17.33        73.30%        66,418            2.00% (1)   (1.33)% (1)        144%

(1) During the three years ended April 30, 2003 and the period ended April 30, 2000, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees. If such waivers had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.65% and (1.76)%, respectively, for the year ended April 30, 2003, 2.31% and (1.59)%, respectively, for the year ended April 30, 2002, 2.22% and (1.77)%, respectively, for the year ended April 30, 2001and 3.02% and (2.35)%, respectively, for the period ended April 30, 2000.
(2) Annualized for periods less than one year.
(3) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.
(5) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redemptions for Fund shares in relation to fluctuating market values of the Fund's investment.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO (CLASS A)

                                                         INCOME FROM                                          DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                                     DISTRIBUTIONS
                                            --------------------------------------                      ---------------------------
                                                                           NET                                        DISTRIBUTIONS
                                                                         REALIZED                       DIVIDENDS           TO
                                                                           AND                              TO        SHAREHOLDERS
                                            NET ASSET       NET         UNREALIZED        TOTAL         SHAREHOLDER     FROM NET
                                              VALUE,     INVESTMENT    GAIN (LOSS)         FROM          FROM NET       REALIZED
                                            BEGINNING      INCOME          ON           INVESTMENT      INVESTMENT      GAINS ON
                                            OF PERIOD      (LOSS)      INVESTMENTS      OPERATIONS        INCOME       INVESTMENTS
YEAR ENDED APRIL 30, 2003 (3)               $     7.54   $    (0.12)   $     (2.04)     $    (2.16)     $         -   $        -

YEAR ENDED APRIL 30, 2002 (3)                    16.21        (0.20)         (8.47)          (8.67)               -            -

YEAR ENDED APRIL 30, 2001                        58.99        (0.62)        (26.25)         (26.87)               -       (15.91)

YEAR ENDED APRIL 30, 2000 (3)                    30.62        (0.77)         32.60           31.83                -        (3.46)

YEAR ENDED APRIL 30, 1999                        19.62        (0.08)         11.26           11.18                -        (0.18)

                                                                                                        RATIOS
                                                                                        ----------------------------------------
                                               NET                        NET            RATIO OF NET   RATIO OF NET
                                              ASSET                      ASSETS,           OPERATING     INVESTMENT
                                              VALUE,                     END OF            EXPENSES     INCOME (LOSS)  PORTFOLIO
                                              END OF        TOTAL        PERIOD           TO AVERAGE     TO AVERAGE    TURNOVER
                                              PERIOD       RETURN*       (000's)        NET ASSETS (2)  NET ASSETS (2)   RATE
YEAR ENDED APRIL 30, 2003 (3)               $     5.38       (28.65)%  $    15,510            2.56% (1)   (2.15)% (1)        263%

YEAR ENDED APRIL 30, 2002 (3)                     7.54       (53.49)%       19,736            2.28% (1)   (1.93)% (1)        671%

YEAR ENDED APRIL 30, 2001                        16.21       (57.91)%       51,444            2.00% (1)   (1.54)% (1)       1045%

YEAR ENDED APRIL 30, 2000 (3)                    58.99       106.44%       182,182            2.00% (1)   (1.55)% (1)        222%

YEAR ENDED APRIL 30, 1999                        30.62        57.43%        34,335            2.07% (1)   (0.70)% (1)        360%

(1) During the five years ended April 30, 2003, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees. If such waivers had not been in effect for the respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 3.59% and (3.18)%, respectively, for the year ended April 30, 2003, 2.80% and (2.45)%, respectively, for the year ended April 30, 2002, 2.14% and (1.68)%, respectively, for the year ended April 30, 2001, 2.29% and (1.84)%, respectively, for the year ended April 30, 2000 and 4.04% and (2.67)%, respectively, for the year ended April 30, 1999.
(2) Annualized for periods less than one year.
(3) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.

----------
* Assumes reinvestment of all dividends and distributions and does not assume the Aggregate (not annualized) total return is shown for any Total return does not reflect effects of any sales charges. period shorter than one year. the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                         INCOME FROM                                          DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                                     DISTRIBUTIONS
                                            --------------------------------------                      ---------------------------
                                                                           NET                                        DISTRIBUTIONS
                                                                         REALIZED                       DIVIDENDS         TO
                                                                           AND                              TO        SHAREHOLDERS
                                            NET ASSET       NET         UNREALIZED        TOTAL        SHAREHOLDERS     FROM NET
                                              VALUE,     INVESTMENT    GAIN (LOSS)         FROM          FROM NET       REALIZED
                                            BEGINNING      INCOME          ON           INVESTMENT      INVESTMENT      GAINS ON
                                            OF PERIOD      (LOSS)      INVESTMENTS      OPERATIONS        INCOME       INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO
 (CLASS A)

YEAR ENDED APRIL 30, 2003 (3)               $    17.04   $    (0.17)     $  (3.93)      $    (4.10)     $         -    $       -

YEAR ENDED APRIL 30, 2002 (3)                    20.43        (0.22)        (1.63)           (1.85)               -        (1.54)

YEAR ENDED APRIL 30, 2001                        18.62        (0.12)         3.18             3.06                -        (1.25)

YEAR ENDED APRIL 30, 2000 (3)                    14.92        (0.07)         3.77             3.70                -            -

YEAR ENDED APRIL 30, 1999 (3)                    16.54         0.00 (4)     (1.25)           (1.25)           (0.37)           -

                                                                                                        RATIOS
                                                                                        ----------------------------------------
                                               NET                        NET            RATIO OF NET   RATIO OF NET
                                              ASSET                      ASSETS,           OPERATING     INVESTMENT
                                              VALUE,                     END OF            EXPENSES     INCOME (LOSS)  PORTFOLIO
                                              END OF        TOTAL        PERIOD           TO AVERAGE     TO AVERAGE    TURNOVER
                                              PERIOD       RETURN*       (000's)        NET ASSETS (2)  NET ASSETS (2)   RATE
ENERGY & BASIC MATERIALS PORTFOLIO
 (CLASS A)

YEAR ENDED APRIL 30, 2003 (3)               $    12.94       (24.06)%  $     2,221            2.54% (1)   (1.18)% (1)        705%

YEAR ENDED APRIL 30, 2002 (3)                    17.04        (7.14)%        4,490            2.29% (1)   (1.39)% (1)        835%

YEAR ENDED APRIL 30, 2001                        20.43        18.83%         8,163            2.00% (1)   (0.93)% (1)        476%

YEAR ENDED APRIL 30, 2000 (3)                    18.62        24.80%         3,658            2.00% (1)   (0.48)% (1)        735%

YEAR ENDED APRIL 30, 1999 (3)                    14.92        (6.86)%        4,286            2.19% (1)    0.00%  (1)        921%

(1) During the five years ended April 30, 2003, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees. If such waivers had not been in effect for the respective periods, the a portion of its management fee ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 4.40% and (3.04)%, respectively, for the year ended April 30, 2003, 3.86% and (2.96)%, respectively, for the year ended April 30, 2002, 3.73% and (2.66)%, respectively, for the year ended April 30, 2001, 4.80% and (3.28)%, for the year ended April 30, 2002 and 8.76% and (6.57)%, respectively, for the year ended April 30, 1999.
(2) Annualized for periods less than one year.
(3) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Amount represents less than $0.01 per share.

FINANCIAL SERVICES PORTFOLIO (CLASS A)

                                                         INCOME FROM                                          DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                                     DISTRIBUTIONS
                                            --------------------------------------                      ---------------------------
                                                                           NET                                        DISTRIBUTIONS
                                                                         REALIZED                       DIVIDENDS         TO
                                                                           AND                              TO        SHAREHOLDERS
                                            NET ASSET       NET         UNREALIZED        TOTAL        SHAREHOLDERS     FROM NET
                                              VALUE,     INVESTMENT    GAIN (LOSS)         FROM          FROM NET       REALIZED
                                            BEGINNING      INCOME          ON           INVESTMENT      INVESTMENT      GAINS ON
                                            OF PERIOD      (LOSS)      INVESTMENTS      OPERATIONS        INCOME       INVESTMENTS
YEAR ENDED APRIL 30, 2003 (3)               $    11.40   $    (0.07)   $     (1.36)     $    (1.43)     $         -    $       -

YEAR ENDED APRIL 30, 2002 (3)                    10.92        (0.08)          0.56            0.48                -            -

AUGUST 1, 2000 (4) TO APRIL 30, 2001             10.00        (0.01)          0.98            0.97                -        (0.05)

                                                                                                        RATIOS
                                                                                        ----------------------------------------
                                               NET                        NET            RATIO OF NET   RATIO OF NET
                                              ASSET                      ASSETS,           OPERATING     INVESTMENT
                                              VALUE,                     END OF            EXPENSES     INCOME (LOSS)  PORTFOLIO
                                              END OF        TOTAL        PERIOD           TO AVERAGE     TO AVERAGE    TURNOVER
                                              PERIOD       RETURN*       (000's)        NET ASSETS (2)  NET ASSETS (2)   RATE
YEAR ENDED APRIL 30, 2003 (3)               $     9.97       (12.54)%  $     1,684        2.55% (1)       (0.73)% (1)         67%

YEAR ENDED APRIL 30, 2002 (3)                    11.40         4.40%         2,956        2.30% (1)       (0.74)% (1)         55%

AUGUST 1, 2000 (4) TO APRIL 30, 2001             10.92         9.71%         5,883        2.00% (1)       (0.13)% (1)         21%

(1) During the two years ended April 30, 2003 and the period ended April 30, 2001, Orbitex-Saratoga Capital Management, If such waivers had not been in effect for the LLC waived a portion of its management fees. respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 6.44% and (4.62)%, respectively, for the year ended April 30, 2003, 4.96% and (3.40)%, respectively, for the year ended April 30, 2002 and 4.65% and (2.78)%, respectively, for the period ended April 30, 2001.
(2) Annualized for periods less than one year.
(3) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.

----------
* Assumes reinvestment of all dividends and distributions and does not assume the Aggregate (not annualized) total return is shown for any Total return does not reflect effects of any sales charges. period shorter than one year. the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                         INCOME FROM                                          DIVIDENDS AND
                                                    INVESTMENT OPERATIONS                                     DISTRIBUTIONS
                                            --------------------------------------                      ---------------------------
                                                                           NET                                        DISTRIBUTIONS
                                                                         REALIZED                       DIVIDENDS         TO
                                                                           AND                              TO        SHAREHOLDERS
                                            NET ASSET       NET         UNREALIZED        TOTAL        SHAREHOLDERS     FROM NET
                                              VALUE,     INVESTMENT    GAIN (LOSS)         FROM          FROM NET       REALIZED
                                            BEGINNING      INCOME          ON           INVESTMENT      INVESTMENT      GAINS ON
                                            OF PERIOD      (LOSS)      INVESTMENTS      OPERATIONS        INCOME       INVESTMENTS
MID CAP PORTFOLIO (CLASS A)

JULY 1, 2002 (4) TO APRIL 30, 2003 (3)      $    10.00   $    (0.07)   $   (1.30)       $    (1.37)     $         -    $       -

                                                                                                        RATIOS
                                                                                        ----------------------------------------
                                               NET                        NET            RATIO OF NET   RATIO OF NET
                                              ASSET                      ASSETS,           OPERATING     INVESTMENT
                                              VALUE,                     END OF            EXPENSES     INCOME (LOSS)  PORTFOLIO
                                              END OF        TOTAL        PERIOD           TO AVERAGE     TO AVERAGE    TURNOVER
                                              PERIOD       RETURN*       (000's)        NET ASSETS (2)  NET ASSETS (2)   RATE
JULY 1, 2002 (4) TO APRIL 30, 2003 (3)      $     8.63       (13.70)%  $   22,407         2.72% (1)       (1.06)% (1)         71%

(1) During the period ended April 30, 2003, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees and the Distributor waived a portion of its fees. If such waivers had not been in effect for the respective period, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 2.78% and (1.14)%, respectively, for the period ended April 30, 2003.
(2) Annualized for periods less than one year.
(3) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.

----------
* Assumes reinvestment of all dividends and distributions and does not assume the Aggregate (not annualized) total return is shown for any Total return does not reflect effects of any sales charges. period shorter than one year. the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            INCOME FROM                                  DIVIDENDS AND
                                                      INVESTMENT OPERATIONS                              DISTRIBUTIONS
                                               ------------------------------------                 --------------------------
                                                                            NET                                  DISTRIBUTIONS
                                                                          REALIZED                   DIVIDENDS        TO
                                                                            AND                         TO       SHAREHOLDERS
                                               NET ASSET       NET       UNREALIZED        TOTAL   SHAREHOLDERS    FROM NET
                                                 VALUE,    INVESTMENT   GAIN (LOSS)        FROM      FROM NET      REALIZED
                                               BEGINNING     INCOME         ON          INVESTMENT  INVESTMENT     GAINS ON
                                               OF PERIOD     (LOSS)     INVESTMENTS     OPERATIONS    INCOME      INVESTMENTS
HEALTH & BIOTECHNOLOGY PORTFOLIO (CLASS B)

YEAR ENDED APRIL 30, 2003 (3)                  $   14.67   $    (0.26)  $     (3.12)    $    (3.38) $        -   $           -

YEAR ENDED APRIL 30, 2002 (3)                      16.33        (0.36)        (1.30)         (1.66)          -               -

YEAR ENDED APRIL 30, 2001                          17.28        (0.42)        (0.02)         (0.44)          -           (0.51)

JULY 15, 1999 (4) TO APRIL 30, 2000 (3)            10.00        (0.31)         7.59(5)        7.28           -               -

                                                                                                   RATIOS
                                                                               ------------------------------------------------
                                                  NET                  NET      RATIO OF NET      RATIO OF NET
                                                 ASSET               ASSETS,    OPERATING          INVESTMENT
                                                 VALUE,               END OF      EXPENSES        INCOME (LOSS)       PORTFOLIO
                                                 END OF    TOTAL      PERIOD     TO AVERAGE        TO AVERAGE         TURNOVER
                                                 PERIOD   RETURN*    (000'S)   NET ASSETS(2)      NET ASSETS(2)         RATE
HEALTH & BIOTECHNOLOGY PORTFOLIO (CLASS B)

YEAR ENDED APRIL 30, 2003 (3)                   $ 11.29    (23.04)%  $ 40,997           3.14% (1)         (2.25)% (1)       144%

YEAR ENDED APRIL 30, 2002 (3)                     14.67    (10.17)%    70,851           2.79% (1)         (2.08)% (1)       172%

YEAR ENDED APRIL 30, 2001                         16.33     (3.24)%    89,831           2.60% (1)         (2.14)% (1)       255%

JULY 15, 1999 (4) TO APRIL 30, 2000 (3)           17.28     72.80%     74,925           2.60% (1)         (1.94)% (1)       144%

(1) During the three years ended April 30, 2003 and the period ended April 30, 2000, Orbitex-Saratoga Capital Management, If such waivers had not been in effect for the LLC waived a portion of its management fees. respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 3.25% and (2.36)%, respectively, for the year ended April 30, 2003, 2.91% and (2.20)%, respectively, for the year ended April 30, 2002, 2.81% and (2.35)%, respectively, for the year ended April 30, 2001 and 3.37% and (2.71)%, respectively, for the ended April 30, 2000.
(2) Annualized for periods less than one year.
(3) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.
(5) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redemptions for Fund shares in relation to fluctuating market values of the Fund's investment.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO (CLASS B)

                                                      INCOME FROM                              DIVIDENDS AND
                                                INVESTMENT OPERATIONS                          DISTRIBUTIONS
                                         ---------------------------------             --------------------------
                                                                   NET                              DISTRIBUTIONS
                                                                 REALIZED               DIVIDENDS        TO
                                                                   AND                     TO       SHAREHOLDERS
                                         NET ASSET     NET      UNREALIZED    TOTAL   SHAREHOLDERS    FROM NET
                                           VALUE,  INVESTMENT  GAIN (LOSS)    FROM      FROM NET      REALIZED
                                         BEGINNING   INCOME        ON      INVESTMENT  INVESTMENT     GAINS ON
                                         OF PERIOD   (LOSS)    INVESTMENTS OPERATIONS    INCOME      INVESTMENTS
YEAR ENDED APRIL 30, 2003 (3)             $   7.29  $   (0.15) $   (1.97)  $  (2.12)      $    -        $     -

YEAR ENDED APRIL 30, 2002 (3)                15.81      (0.26)     (8.26)     (8.52)           -              -

YEAR ENDED APRIL 30, 2001                    58.35      (0.63)    (26.00)    (26.63)           -         (15.91)

YEAR ENDED APRIL 30, 2000 (3)                30.48      (1.10)     32.43      31.33            -          (3.46)

SEPTEMBER 16, 1998 (4) TO APRIL 30, 1999     18.23      (0.08)     12.51      12.43            -          (0.18)

                                                                                               RATIOS
                                                                           ------------------------------------------
                                           NET                     NET      RATIO OF NET  RATIO OF NET
                                          ASSET                  ASSETS,    OPERATING      INVESTMENT
                                          VALUE,                  END OF      EXPENSES    INCOME (LOSS)    PORTFOLIO
                                          END OF       TOTAL      PERIOD     TO AVERAGE    TO AVERAGE      TURNOVER
                                          PERIOD      RETURN*    (000'S)   NET ASSETS(2)  NET ASSETS(2)      RATE
YEAR ENDED APRIL 30, 2003 (3)             $  5.17     (29.08)% $  14,821       3.16% (1)   (2.75)% (1)      263%

YEAR ENDED APRIL 30, 2002 (3)                7.29     (53.89)%    24,500       2.88% (1)   (2.53)% (1)      671%

YEAR ENDED APRIL 30, 2001                   15.81     (58.17)%    66,333       2.60% (1)   (2.13)% (1)     1045%

YEAR ENDED APRIL 30, 2000 (3)               58.35      105.25%   185,508       2.60% (1)   (2.15)% (1)      222%

SEPTEMBER 16, 1998 (4) TO APRIL 30, 1999    30.48       68.67%    18,904       2.41% (1)   (1.40)% (1)      360%

(1) During the four years ended April 30, 2003 and the period ended April 30, 1999, Orbitex-Saratoga Capital Management, If such waivers had not been in effect for the LLC waived a portion of its management fees. respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 4.19% and (3.78)%, respectively, for the year ended April 30, 2003, 3.41% and (3.06)%, respectively, for the year ended April 30, 2002, 2.75% and (2.29)%, respectively, for the year ended April 30, 2001, 2.80% and (2.35)%, repectively, for the year ended April 30, 2000 and 4.41% and (3.40)%, respectively, for the period ended April 30, 1999.
(2) Annualized for periods less than one year.
(3) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.

----------
* Assumes reinvestment of all dividends and distributions and does not assume the Aggregate (not annualized) total return is shown for any Total return does not reflect effects of any sales charges. period shorter than one year. the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            INCOME FROM                                  DIVIDENDS AND
                                                      INVESTMENT OPERATIONS                              DISTRIBUTIONS
                                               -----------------------------------                 ---------------------------
                                                                            NET                                  DISTRIBUTIONS
                                                                          REALIZED                   DIVIDENDS        TO
                                                                            AND                         TO       SHAREHOLDERS
                                               NET ASSET       NET       UNREALIZED       TOTAL    SHAREHOLDERS    FROM NET
                                                 VALUE,    INVESTMENT   GAIN (LOSS)       FROM       FROM NET      REALIZED
                                               BEGINNING     INCOME         ON          INVESTMENT  INVESTMENT     GAINS ON
                                               OF PERIOD     (LOSS)     INVESTMENTS     OPERATIONS    INCOME      INVESTMENTS
ENERGY & BASIC MATERIALS PORTFOLIO (CLASS B)

YEAR ENDED APRIL 30, 2003 (3)                  $   16.73   $    (0.25)  $     (3.85)    $    (4.10) $        -   $           -

YEAR ENDED APRIL 30, 2002 (3)                      20.26        (0.31)        (1.68)         (1.99)          -           (1.54)

YEAR ENDED APRIL 30, 2001                          18.58        (0.18)         3.11           2.93           -           (1.25)

YEAR ENDED APRIL 30, 2000 (3)                      14.98        (0.18)         3.78           3.60           -               -

SEPTEMBER 21, 1998 (4) TO APRIL 30, 1999 (3)       12.22        (0.05)         3.21 (5)       3.16       (0.40)          (0.00) (6)

                                                                                                     RATIOS
                                                                                 ----------------------------------------------
                                                  NET                   NET    RATIO OF NET        RATIO OF NET
                                                 ASSET                ASSETS,    OPERATING          INVESTMENT
                                                 VALUE,               END OF     EXPENSES         INCOME (LOSS)       PORTFOLIO
                                                 END OF    TOTAL      PERIOD    TO AVERAGE         TO AVERAGE          TURNOVER
                                                 PERIOD   RETURN*    (000'S)   NET ASSETS(2)      NET ASSETS(2)         RATE
ENERGY & BASIC MATERIALS PORTFOLIO (CLASS B)

YEAR ENDED APRIL 30, 2003 (3)                   $ 12.63    (24.51)%  $  2,868           3.14% (1)         (1.78)% (1)       705%

YEAR ENDED APRIL 30, 2002 (3)                     16.73     (7.91)%     4,977           2.90% (1)         (2.01)% (1)       835%

YEAR ENDED APRIL 30, 2001                         20.26     18.15%      6,317           2.60% (1)         (1.50)% (1)       476%

YEAR ENDED APRIL 30, 2000 (3)                     18.58     24.03%      2,377           2.60% (1)         (1.12)% (1)       735%

SEPTEMBER 21, 1998 (4) TO APRIL 30, 1999 (3)      14.98     26.92%        408           2.40% (1)         (0.66)% (1)       921%

(1) During the four years ended April 30, 2003 and the period ended April 30, 1999, Orbitex-Saratoga Capital Management, If such waivers had not been in effect for the LLC waived a portion of its management fees. respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 5.00% and (3.64)%, respectively, for the year ended April 30, 2003, 4.53% and (3.64)%, respectively, for the year ended April 30, 2002, 4.32% and (3.22)%, respectively, for the year ended April 30, 2001, 4.67% and (3.19)%, respectively, for the year ended April 30, 2000 and 8.49% and (6.75)%, respectively, for the period ended April 30, 1999.
(2) Annualized for periods less than one year.
(3) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.
(5) Net investment income per share and the net investment income ratio would have been lower without a certain investment strategy followed by the Advisor.
(6) Amount represents less than $0.01 per share.

FINANCIAL SERVICES PORTFOLIO (CLASS B)

                                                      INCOME FROM                               DIVIDENDS AND
                                                INVESTMENT OPERATIONS                           DISTRIBUTIONS
                                         ----------------------------------              ---------------------------
                                                                    NET                               DISTRIBUTIONS
                                                                  REALIZED                DIVIDENDS        TO
                                                                    AND                      TO       SHAREHOLDERS
                                         NET ASSET      NET      UNREALIZED   TOTAL     SHAREHOLDERS    FROM NET
                                           VALUE,   INVESTMENT  GAIN (LOSS)   FROM        FROM NET      REALIZED
                                         BEGINNING    INCOME        ON      INVESTMENT   INVESTMENT     GAINS ON
                                         OF PERIOD    (LOSS)    INVESTMENTS OPERATIONS     INCOME      INVESTMENTS
YEAR ENDED APRIL 30, 2003 (3)             $  11.30  $   (0.13)  $   (1.35)  $  (1.48)      $    -        $     -
YEAR ENDED APRIL 30, 2002 (3)                10.88      (0.15)       0.57       0.42            -              -
AUGUST 1, 2000 (4) TO APRIL 30, 2001         10.00      (0.04)       0.97       0.93            -          (0.05)

                                                                                              RATIOS
                                                                                -----------------------------------
                                            NET                      NET      RATIO OF NET   RATIO OF NET
                                           ASSET                   ASSETS,      OPERATING     INVESTMENT
                                           VALUE,                  END OF       EXPENSES    INCOME (LOSS)  PORTFOLIO
                                           END OF       TOTAL      PERIOD      TO AVERAGE    TO AVERAGE     TURNOVER
                                           PERIOD      RETURN*    (000'S)     NET ASSETS(2) NET ASSETS(2)    RATE
                                          $   9.82     (13.10)% $   2,130       3.15% (1)   (1.33)% (1)       67%
                                             11.30       3.86%      2,895       2.94% (1)   (1.39)% (1)       55%
                                             10.88       9.31%      4,419       2.60% (1)   (0.73)% (1)       21%

(1) During the two years ended April 30, 2003 and the period ended April 30, 2001, Orbitex-Saratoga Capital Management, If such waivers had not been in effect for the LLC waived a portion of its management fees. respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 7.04% and (5.22)%, respectively, for the year ended April 30, 2003, 5.60% and (4.05)%, respectively, for the year ended April 30, 2002 and 5.32% and (3.45)%, respectively, for the period ended April 30, 2001.
(2) Annualized for periods less than one year.
(3) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.

----------
* Assumes reinvestment of all dividends and distributions and does not assume the Aggregate (not annualized) total return is shown for any Total return does not reflect effects of any sales charges. period shorter than one year. the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  INCOME FROM                                                 DIVIDENDS AND
                                              INVESTMENT OPERATIONS                                           DISTRIBUTIONS
                                ------------------------------------------------                       ----------------------------
                                                                        NET                                           DISTRIBUTIONS
                                                                     REALIZED                          DIVIDENDS           TO
                                                                        AND                               TO          SHAREHOLDERS
                                NET ASSET            NET            UNREALIZED          TOTAL         SHAREHOLDERS      FROM NET
                                  VALUE,          INVESTMENT        GAIN (LOSS)         FROM            FROM NET        REALIZED
                                BEGINNING          INCOME               ON           INVESTMENT        INVESTMENT       GAINS ON
                                OF PERIOD           (LOSS)          INVESTMENTS      OPERATIONS          INCOME        INVESTMENTS
MID CAP PORTFOLIO (CLASS B)

JULY 1, 2002 (4) TO
 APRIL 30, 2003 (3)             $   10.00       $      (0.11)     $       (1.31)     $   (1.42)        $        -    $           -

                                                                                                       RATIOS
                                                                                     ----------------------------------------------
                                  NET                                  NET            RATIO OF        RATIO OF NET
                                 ASSET                                ASSETS,         OPERATING        INVESTMENT
                                 VALUE,                               END OF          EXPENSES        INCOME(LOSS)    PORTFOLIO
                                 END OF             TOTAL             PERIOD         TO AVERAGE        TO AVERAGE      TURNOVER
                                PERIOD             RETURN*           (000'S)        NET ASSETS(2)     NET ASSETS(2)      RATE
MID CAP PORTFOLIO (CLASS B)

JULY 1, 2002 (4) TO
 APRIL 30, 2003 (3)             $    8.58         (14.20)%        $        3,409        3.04%  (1)      (1.57)%  (1)     71%

(1) During the period ended April 30, 2003, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees. If such waiver had not been in effect for the respective period, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 3.06% and (1.59)%, respectively, for the period ended April 30, 2003.
(2) Annualized for periods less than one year.
(3) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.

----------
* Assumes reinvestment of all dividends and distributions and does not assume the Aggregate (not annualized) total return is shown for any Total return does not reflect effects of any sales charges. period shorter than one year. the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  INCOME FROM                                                 DIVIDENDS AND
                                              INVESTMENT OPERATIONS                                           DISTRIBUTIONS
                                ------------------------------------------------                       ----------------------------
                                                                        NET                                           DISTRIBUTIONS
                                                                     REALIZED                          DIVIDENDS           TO
                                                                        AND                               TO          SHAREHOLDERS
                                NET ASSET            NET            UNREALIZED          TOTAL         SHAREHOLDERS      FROM NET
                                  VALUE,          INVESTMENT        GAIN (LOSS)         FROM            FROM NET        REALIZED
                                BEGINNING          INCOME               ON           INVESTMENT        INVESTMENT       GAINS ON
                                OF PERIOD           (LOSS)          INVESTMENTS      OPERATIONS          INCOME        INVESTMENTS
HEALTH & BIOTECHNOLOGY
 PORTFOLIO (CLASS C)

YEAR ENDED APRIL 30, 2003 (3)   $   14.68       $      (0.26)     $       (3.12)     $   (3.38)        $        -    $           -

YEAR ENDED APRIL 30, 2002 (3)       16.33              (0.36)             (1.29)         (1.65)                 -                -

YEAR ENDED APRIL 30, 2001           17.28              (0.44)               0.00 (5)     (0.44)                 -           (0.51)

JANUARY 18, 2000 (4) TO
 APRIL 30, 2000 (3)                 16.33              (0.12)               1.07 (6)       0.95                 -                -

                                                                                                       RATIOS
                                                                                    -------------------------------------------
                                  NET                                  NET            RATIO OF        RATIO OF NET
                                 ASSET                                ASSETS,         OPERATING        INVESTMENT
                                 VALUE,                               END OF          EXPENSES        INCOME(LOSS)    PORTFOLIO
                                 END OF             TOTAL             PERIOD         TO AVERAGE        TO AVERAGE      TURNOVER
                                PERIOD             RETURN*           (000'S)        NET ASSETS(2)     NET ASSETS(2)      RATE
HEALTH & BIOTECHNOLOGY
 PORTFOLIO (CLASS C)
YEAR ENDED APRIL 30, 2003 (3)   $   11.30             (23.02)%    $       15,342           3.14%    (1)    (2.25)% (1)         144%

YEAR ENDED APRIL 30, 2002 (3)       14.68             (10.10)%            31,406           2.80%    (1)    (2.08)% (1)         172%

YEAR ENDED APRIL 30, 2001            16.3              (3.07)%            44,999           2.60%    (1)    (2.15)% (1)         255%

JANUARY 18, 2000 (4) TO
 APRIL 30, 2000 (3)                 17.28               5.82%             38,393           2.60%    (1)    (1.94)% (1)         144%

(1) During the three years ended April 30, 2003 and the period ended April 30, 2000, Orbitex-Saratoga Capital Management, If such waivers had not been in effect for the LLC waived a portion of its management fees. respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 3.25% and (2.36)%, respectively, for the year ended April 30, 2003, 2.91% and (2.19)%, respectively, for the year ended April 30, 2002, 2.80% and (2.35)%, respectively, for the year ended April 30, 2001and 3.00% and (2.34)%, respectively, for the period ended April 30, 2000.
(2) Annualized for periods less than one year.
(3) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.
(5) Amount represents less than $0.01 per share.
(6) Per share amounts are not in accord with the aggregate net loss on investments for the period due to the timing of sales and redemptions for Fund shares in relation to fluctuating market values of the Fund's investment.

TECHNOLOGY & COMMUNICATIONS PORTFOLIO (CLASS C)

                                                  INCOME FROM                                                 DIVIDENDS AND
                                              INVESTMENT OPERATIONS                                           DISTRIBUTIONS
                                ------------------------------------------------                       ----------------------------
                                                                        NET                                           DISTRIBUTIONS
                                                                     REALIZED                          DIVIDENDS           TO
                                                                        AND                               TO          SHAREHOLDERS
                                NET ASSET            NET            UNREALIZED          TOTAL         SHAREHOLDERS      FROM NET
                                  VALUE,          INVESTMENT        GAIN (LOSS)         FROM            FROM NET        REALIZED
                                BEGINNING          INCOME               ON           INVESTMENT        INVESTMENT       GAINS ON
                                OF PERIOD           (LOSS)          INVESTMENTS      OPERATIONS          INCOME        INVESTMENTS
YEAR ENDED APRIL 30, 2003 (3)     $  7.34         $   (0.15)        $  (1.99)          $  (2.14)         $      -         $     -

YEAR ENDED APRIL 30, 2002 (3)       15.87             (0.26)           (8.27)             (8.53)                -               -

YEAR ENDED APRIL 30, 2001           58.38             (0.94)          (25.66)            (26.60)                -          (15.91)

JANUARY 14, 2000 (4) TO
 APRIL 30, 2000 (3)                 53.75             (0.42)            5.05               4.63                 -               -

                                                                                                       RATIOS
                                                                                    -------------------------------------------
                                     NET                               NET            RATIO OF        RATIO OF NET
                                    ASSET                             ASSETS,         OPERATING        INVESTMENT
                                    VALUE,                            END OF          EXPENSES        INCOME(LOSS)    PORTFOLIO
                                    END OF          TOTAL             PERIOD         TO AVERAGE        TO AVERAGE      TURNOVER
                                   PERIOD          RETURN*           (000'S)        NET ASSETS(2)     NET ASSETS(2)      RATE
YEAR ENDED APRIL 30, 2003 (3)     $  5.20            29.16)%       $    1,602            3.16%     (1)   (2.75)%  (1)      263%

YEAR ENDED APRIL 30, 2002 (3)        7.34           (53.75)%            3,220            2.87%     (1)   (2.51)%  (1)      671%

YEAR ENDED APRIL 30, 2001           15.87           (58.09)%           10,296            2.60%     (1)   (2.13)%  (1)     1045%

JANUARY 14, 2000 (4) TO
 APRIL 30, 2000 (3)                 58.38              8.61%           24,568            2.60%     (1)   (2.20)%  (1)      222%

(1) During the three years ended April 30, 2003 and the period ended April 30, 2000, Orbitex-Saratoga Capital Management, If such waivers had not been in effect for the LLC waived a portion of its management fees. respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 4.19% and (3.78)%, respectively, for the year ended April 30, 2003, 3.40% and (3.04)%, respectively, for the year ended April 30, 2002, 2.76% and (2.29)%, respectively, for the year ended April 30, 2001and 2.93% and (2.53)%, respectively, for the period ended April 30, 2000.
(2) Annualized for periods less than one year.
(3) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.

----------
* Assumes reinvestment of all dividends and distributions and does not assume the Aggregate (not annualized) total return is shown for any Total return does not reflect effects of any sales charges. period shorter than one year. the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                  INCOME FROM                                                 DIVIDENDS AND
                                              INVESTMENT OPERATIONS                                           DISTRIBUTIONS
                                ------------------------------------------------                       ----------------------------
                                                                        NET                                            DISTRIBUTIONS
                                                                     REALIZED                          DIVIDENDS             TO
                                                                        AND                              TO             SHAREHOLDERS
                                NET ASSET            NET            UNREALIZED          TOTAL         SHAREHOLDERS        FROM NET
                                  VALUE,          INVESTMENT        GAIN (LOSS)         FROM           FROM NET           REALIZED
                                BEGINNING          INCOME               ON           INVESTMENT        INVESTMENT         GAINS ON
                                OF PERIOD           (LOSS)          INVESTMENTS      OPERATIONS          INCOME         INVESTMENTS
ENERGY & BASIC MATERIALS
 PORTFOLIO (CLASS C)
JANUARY 6, 2003 (4) TO
 APRIL 30, 2003 (1)             $   13.08       $           -     $        (0.45)    $    (0.45)     $            -     $          -


                                                                                                       RATIOS
                                                                                     ----------------------------------------------
                                  NET                                  NET            RATIO OF        RATIO OF NET
                                 ASSET                                ASSETS,         OPERATING        INVESTMENT
                                 VALUE,                               END OF          EXPENSES        INCOME(LOSS)       PORTFOLIO
                                 END OF             TOTAL             PERIOD         TO AVERAGE        TO AVERAGE         TURNOVER
                                PERIOD             RETURN*           (000'S)        NET ASSETS(2)     NET ASSETS(2)         RATE
ENERGY & BASIC MATERIALS
 PORTFOLIO (CLASS C)
JANUARY 6, 2003 (4) TO
 APRIL 30, 2003 (1)             $   12.63               (3.44)%   $           13 (3)        3.30%             (1.46)%           705%


(1) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(2) Annualized for periods less than one year.
(3) Amount is actual value, not truncated for presentation.
(4) Commencement of offering.

FINANCIAL SERVICES PORTFOLIO (CLASS C)

                                                  INCOME FROM                                                 DIVIDENDS AND
                                              INVESTMENT OPERATIONS                                           DISTRIBUTIONS
                                ------------------------------------------------                       ----------------------------
                                                                        NET                                            DISTRIBUTIONS
                                                                     REALIZED                          DIVIDENDS             TO
                                                                        AND                              TO             SHAREHOLDERS
                                NET ASSET            NET            UNREALIZED          TOTAL         SHAREHOLDERS        FROM NET
                                  VALUE,          INVESTMENT        GAIN (LOSS)         FROM           FROM NET           REALIZED
                                BEGINNING          INCOME               ON           INVESTMENT        INVESTMENT         GAINS ON
                                OF PERIOD           (LOSS)          INVESTMENTS      OPERATIONS          INCOME         INVESTMENTS
YEAR ENDED APRIL 30, 2003 (3)   $   11.29       $       (0.13)    $        (1.34)   $      (1.47)    $            -     $         -

YEAR ENDED APRIL 30, 2002 (3)       10.89               (0.17)              0.57            0.40                  -               -

AUGUST 1, 2000 (4) TO
 APRIL 30, 2001                     10.00               (0.03)              0.97            0.94                  -           (0.05)


                                                                                                       RATIOS
                                                                                     ----------------------------------------------
                                  NET                                  NET            RATIO OF        RATIO OF NET
                                 ASSET                                ASSETS,         OPERATING        INVESTMENT
                                 VALUE,                               END OF          EXPENSES        INCOME(LOSS)       PORTFOLIO
                                 END OF             TOTAL             PERIOD         TO AVERAGE        TO AVERAGE         TURNOVER
                                PERIOD             RETURN*           (000'S)        NET ASSETS(2)     NET ASSETS(2)         RATE
YEAR ENDED APRIL 30, 2003 (3)   $    9.82              (13.02)%   $          263            3.15% (1)         (1.33)%(1)      67%

YEAR ENDED APRIL 30, 2002 (3)       11.29                3.67%               487            3.08% (1)         (1.54)%(1)      55%

AUGUST 1, 2000 (4) TO
 APRIL 30, 2001                     10.89                9.41%               609            2.60% (1)         (0.72)%(1)      21%

(1) During the two years ended April 30, 2003 and the period ended April 30, 2001, Orbitex-Saratoga Capital Management, If such waiver had not been in effect for the LLC waived a portion of its management fees. respective periods, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 7.04% and (5.22)%, respectively, for the year ended April 30, 2003, 5.75% and (4.21)%, respectively, for the year ended April 30, 2002 and 5.17% and (3.29)%, respectively, for the period ended April 30, 2001.
(2) Annualized for periods less than one year.
(3) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.

----------
* Assumes reinvestment of all dividends and distributions and does not assume the Aggregate (not annualized) total return is shown for any Total return does not reflect effects of any sales charges. period shorter than one year. the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

FINANCIAL HIGHLIGHTS (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                  INCOME FROM                                                 DIVIDENDS AND
                                              INVESTMENT OPERATIONS                                           DISTRIBUTIONS
                                ------------------------------------------------                       ----------------------------
                                                                        NET                                            DISTRIBUTIONS
                                                                     REALIZED                          DIVIDENDS            TO
                                                                        AND                               TO            SHAREHOLDERS
                                NET ASSET            NET            UNREALIZED          TOTAL         SHAREHOLDERS        FROM NET
                                  VALUE,          INVESTMENT        GAIN (LOSS)         FROM            FROM NET          REALIZED
                                BEGINNING          INCOME               ON           INVESTMENT        INVESTMENT         GAINS ON
                                OF PERIOD           (LOSS)          INVESTMENTS      OPERATIONS          INCOME         INVESTMENTS
MID CAP PORTFOLIO (CLASS C)
JULY 1, 2002 (4) TO
 APRIL 30, 2003 (3)             $   10.00       $       (0.11)    $        (1.32)   $      (1.43)    $           -      $         -

                                                                                                       RATIOS
                                                                                     ----------------------------------------------
                                  NET                                  NET          RATIO OF NET      RATIO OF NET
                                 ASSET                                ASSETS,         OPERATING        INVESTMENT
                                 VALUE,                               END OF          EXPENSES        INCOME(LOSS)       PORTFOLIO
                                 END OF             TOTAL             PERIOD         TO AVERAGE        TO AVERAGE         TURNOVER
                                PERIOD             RETURN*           (000'S)        NET ASSETS(2)     NET ASSETS(2)         RATE
MID CAP PORTFOLIO (CLASS C)
JULY 1, 2002 (4) TO
 APRIL 30, 2003 (3)             $    8.57              (14.30)%   $          583            3.08% (1)         (1.60)%(1)       71%

(1) During the period ended April 30, 2003, Orbitex-Saratoga Capital Management, LLC waived a portion of its management fees. If such waiver had not been in effect for the respective period, the ratios of net operating expenses to average daily net assets and of net investment income (loss) to average daily net assets would have been 3.10% and (1.61)%, respectively, for the period ended April 30, 2003.
(2) Annualized for periods less than one year.
(3) Per share numbers have been calculated using the average shares method, which more appropriately presents the per share data for the period.
(4) Commencement of offering.

----------
* Assumes reinvestment of all dividends and distributions and does not assume the Aggregate (not annualized) total return is shown for any Total return does not reflect effects of any sales charges. period shorter than one year. the deduction of taxes that a shareholder would pay on distributions or on the redemption of shares.

               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
THE SARATOGA ADVANTAGE TRUST

We have audited the accompanying statement of assets and liabilities of Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio and Mid Capitalization Portfolio, each a series of The Saratoga Advantage Trust, including the schedules of investments, as of April 30, 2003, and the related statements of operations, the statements of changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets for the year ended April 30, 2002 and the financial highlights for each of the four years in the period then ended have been audited by other auditors, whose report dated June 26, 2002 expressed an unqualified opinion on such financial statements and financial highlights.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2003 by correspondence with the custodian and brokers. Where brokers have not replied to our confirmation requests, we carried out other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Health & Biotechnology Portfolio, Technology & Communications Portfolio, Energy & Basic Materials Portfolio, Financial Services Portfolio and Mid Capitalization Portfolio, as of April 30, 2003, the results of their operations, the changes in their net assets and their financial highlights for the year or period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                  TAIT, WELLER & BAKER

PHILADELPHIA, PENNSYLVANIA
JUNE 6, 2003

SARATOGA ADVANTAGE TRUST

SUPPLEMENTAL INFORMATION (UNAUDITED)

BOARD OF TRUSTEES & OFFICERS

The Trust is governed by a Board of Trustees which oversees the Portfolios' operations. Officers are appointed by the Trustees and serve at the pleasure of the Board. The table below shows, for each Trustee and Officer, his or her name, address, and age, the position held with the Trust, the length of time served as Trustee and Officer of the Trust, the Trustee's or Officer's principal occupations during the last five years, the number of portfolios in the Saratoga Family of Funds overseen by the Trustee or Officer, and other directorships held by the Trustee or Officer.

The Trust's Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, by calling 1-800-807-FUND (3863).

INTERESTED TRUSTEES

                                         TERM /
                        POSITION(S)     LENGTH OF                                          NUMBER OF
NAME, AGE AND            HELD WITH        TIME        PRINCIPAL OCCUPATION(S)      PORTFOLIOS IN FUND COMPLEX    OTHER DIRECTORSHIPS
  ADDRESS                  TRUST         SERVED         DURING PAST 5 YEARS            OVERSEEN BY TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Bruce E.                President,     Since 1994    Chairman, President and       12 Portfolios                 None
Ventimiglia, 48         CEO, and                     Chief Executive Officer
1101 Stewart            Chairman of                  of Saratoga Capital
Avenue, Suite 207       the Board of                 Management I, LLC and
Garden City, NY         Trustees *                   Orbitex-Saratoga Capital
11530                                                Management, LLC

Richard E.              Trustee        Since 2003    President, Chief              12 Portfolios                 None
Stierwalt, 48                                        Executive Officer and
Metro Center,                                        Director, Orbitex
1 Station Place,                                     Financial Services Group,
Stamford, CT                                         Inc. (1998-2003); Trustee,
06902                                                Orbitex Life Sciences &
                                                     Biotechnology Fund, Inc.
                                                     (2000-2003); Trustee,
                                                     Orbitex Group of Funds
                                                     (1998-2003)

INDEPENDENT TRUSTEES

                                         TERM /
                        POSITION(S)     LENGTH OF                                          NUMBER OF
NAME, AGE AND            HELD WITH        TIME        PRINCIPAL OCCUPATION(S)      PORTFOLIOS IN FUND COMPLEX    OTHER DIRECTORSHIPS
  ADDRESS                  TRUST         SERVED         DURING PAST 5 YEARS            OVERSEEN BY TRUSTEE         HELD BY TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
Patrick H.              Trustee        Since 1994    Partner with the law firm     12 Portfolios                 None
McCollough, 61                                       of Kelly Cawthorne
101 S.
Washington
Square, 9th Floor
Lansing, MI
48933

Udo Koopmann,           Trustee        Since 1997    Retired                       12 Portfolios                 None
62
11500 Governor's
Drive
Chapel Hill, NC
27514

Floyd E. Seal, 54       Trustee        Since 1997    Chief Executive Officer       12 Portfolios                 None
7565 Industrial                                      and 50% owner of
Court                                                TARAHILL, INC., d.b.a.
Alpharetta, GA                                       Pet Goods Manufacturing
30004                                                & Imports, Alpharetta,
                                                     GA; Partner of S&W
                                                     Management, Gwinnet,
                                                     GA

William B.              Trustee        Since 2003    Since 1997, Founder and       12 Portfolios                 None
Blundin, 66                                          Principal, Bransford
138 East 65th                                        Investment Partners
Street                                               (private asset
New York, NY                                         management company)
10021

Stephen H.              Trustee        Since 2003    Chief Executive Officer,      12 Portfolios                 None
Hamrick, 51                                          Carey Financial Corp.
50 Rockefeller                                       (1994-present) (Broker-
Plaza                                                Dealer); Managing
New York, NY                                         Director, Carey Financial
10020                                                Corp. (1995-present)
                                                     (Real Estate Investment
                                                     Banking); Director,
                                                     Duroplas Corp. (2001-
                                                     present) (Manufacturer);
                                                     Director, Orbitex Life
                                                     Sciences &
                                                     Biotechnology Fund, Inc.
                                                     (2000-2003); Director,
                                                     Orbitex Group of Funds
                                                     (2000-2003)

Leigh Alan              Trustee        Since 2003    Chief Executive Officer,      12 Portfolios                 None
Wilson, 59                                           New Century Care, Inc.
50 Rockefeller                                       (1989-present) (Seniors
Plaza                                                Housing Management);
New York, NY                                         Director, Chimney Rock
10020                                                Vineyard and Chimney
                                                     Rock Winery (1992-
                                                     present); President and
                                                     Director, Key Mutual
                                                     Funds, 30 portfolios
                                                     (1989-present); Director,
                                                     Orbitex Life Sciences &
                                                     Biotechnology Fund, Inc.
                                                     (2000-2003); Director,
                                                     Orbitex Group of Funds
                                                     (2000-2003)

OFFICERS

                                         TERM /
                        POSITION(S)     LENGTH OF                                          NUMBER OF
NAME, AGE AND            HELD WITH        TIME        PRINCIPAL OCCUPATION(S)      PORTFOLIOS IN FUND COMPLEX    OTHER DIRECTORSHIPS
  ADDRESS                  TRUST         SERVED         DURING PAST 5 YEARS            OVERSEEN BY OFFICERS        HELD BY OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Stephen                 Vice           Since 1994    Vice Chairman and Chief       12 Portfolios                 None
Ventimiglia, 47         President                    Investment Officer of
1101 Stewart            And                          Saratoga Capital
Avenue, Suite 207       Secretary *                  Management I, LLC and
Garden City, NY                                      Orbitex-Saratoga Capital
11530                                                Management, LLC

William P. Marra,       Treasurer      Since 1997    Chief Financial Officer of    12 Portfolios                 None
52                      and Chief                    Saratoga Capital
1101 Stewart            Financial                    Management I, LLC and
Avenue, Suite 207       Officer                      Orbitex-Saratoga Capital
Garden City, NY                                      Management, LLC
11530

* Bruce E. Ventimiglia and Stephen Ventimiglia are brothers.

SARATOGA ADVANTAGE TRUST

RESULTS OF SHAREHOLDER VOTES (UNAUDITED)

On January 17, 2003, the Trust held a Special Meeting of Shareholders to consider a The shareholders approved series of proposals. the proposals considered as follows:

     1. To consider and act upon the approval of an agreement and plan of reorganization, pursuant to which each existing fund will transfer its assets and liabilities to a newly created, corresponding portfolio of the Saratoga Advantage Trust in exchange for shares of the corresponding portfolio in the Saratoga Advantage Trust The Reorganization is related (the "Reorganization"). to the merger of Orbitex Management, Inc., with and into Saratoga Capital Management I, LLC, creating Orbitex-Saratoga CapiThis Reorganization was effective January 27, 2003. Management, LLC.
     2. To consider and act upon the approval of a new investment management agreement for each existing fund with Orbitex- Saratoga Capital Management, LLC.

     Actual vote tabulations are as follows (shares voted):

          a). Orbitex Life Sciences & Biotechnology, Inc.

                            IN FAVOR            AGAINST           ABSTAINED
                            --------            -------           ---------
             Proposal 1      216,203             4,191              5,329

             Proposal 2      216,203             4,191              5,329

          b). Orbitex Group of Funds: Orbitex Energy and Basic Materials Fund

                            IN FAVOR            AGAINST           ABSTAINED
                            --------            -------           ---------
             Proposal 1      263,270             5,938              6,781

             Proposal 2      261,684             5,938              8,367

          c). Orbitex Group of Funds: Orbitex Info-Tech and Communications Fund

                            IN FAVOR            AGAINST           ABSTAINED
                            ---------           -------           ---------
             Proposal 1     2,476,594           101,786             250,588

             Proposal 2     2,467,680           108,061             253,228

          d). Orbitex Group of Funds: Orbitex Growth Fund

                            IN FAVOR            AGAINST           ABSTAINED
                            --------            -------           ---------
             Proposal 1      293,460              6,915             59,427

             Proposal 2      291,448              8,630             59,724

          e). Orbitex Group of Funds: Orbitex Caterpillar Mid-Cap Relative Value Fund

                            IN FAVOR            AGAINST           ABSTAINED
                            --------            -------           ---------
             Proposal 1     2,011,064             -                 -

             Proposal 2     2,011,064             -                 -

          f). Orbitex Group of Funds: Orbitex Medical Sciences Fund

                            IN FAVOR            AGAINST           ABSTAINED
                            --------            -------           ---------
             Proposal 1     1,027,409             43,681            24,751

             Proposal 2     1,026,446             45,557            23,838

          g). Orbitex Group of Funds: Orbitex Emerging Technology Fund

                            IN FAVOR            AGAINST           ABSTAINED
                            --------            -------           ---------
             Proposal 1     2,492,126             82,028            87,963

             Proposal 2     2,485,087             90,753            86,277

          h). Orbitex Group of Funds: Orbitex Financial Services Fund

                            IN FAVOR            AGAINST           ABSTAINED
                            --------            -------           ---------
             Proposal 1      264,800              2,984             1,760

             Proposal 2      265,071              2,713             1,760

          i). Orbitex Group of Funds: Orbitex Health & Biotechnology Fund

                            IN FAVOR            AGAINST           ABSTAINED
                            --------            -------           ---------
             Proposal 1     3,530,741           150,669             518,692

             Proposal 2     3,525,485           155,440             519,177

          j). Orbitex Group of Funds: Orbitex Cash Reserves Fund

                            IN FAVOR            AGAINST           ABSTAINED
                            --------            -------           ---------
             Proposal 1     2,077,215           526,946             150,383

             Proposal 2     2,084,820           526,946             142,778

          k). Orbitex Group of Funds: Orbitex Focus 30 Fund

                            IN FAVOR            AGAINST           ABSTAINED
                            --------            -------           ---------
             Proposal 1      352,343             25,985               7,279

             Proposal 2      351,758             26,073               7,775

ITEM 2. CODE OF ETHICS. Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT. Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES. Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED COMPANIES. Not applicable.

ITEM 6. RESERVED.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END FUNDS. Not applicable.

ITEM 8. RESERVED.

ITEM 9. CONTROLS AND PROCEDURES.

(a)     Not applicable.

(b) There were no significant changes in the registrant's internal controls or in other factors that could affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a) Not applicable.

(b) Certifications required by Item 10(b) of Form N-CSR are filed herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) THE SARATOGA ADVANTAGE TRUST

By (Signature and Title)
*      Bruce E. Ventimiglia, President
 -------------------------------------------------------------------------------
       Bruce E. Ventimiglia,  President and Chief Executive Officer

Date   06/26/03
    ----------------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
*      William P. Marra, Chief Financial Officer
 -------------------------------------------------------------------------------
       William P. Marra, Treasurer and Chief Financial Officer

Date   06/26/03
    ----------------------------------------------------------------------------

By (Signature and Title)
*      Bruce E. Ventimiglia, President
 -------------------------------------------------------------------------------
       Bruce E. Ventimiglia, President and Chief Executive Officer

Date         06/26/03
    ----------------------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.